As Filed With the Securities and Exchange Commission On November 22, 1999
                                               Securities Act File No. _________
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

   [ ] PRE-EFFECTIVE AMENDMENT NO.           [ ] POST-EFFECTIVE AMENDMENT NO.
                        (Check appropriate box or boxes)


                            O'SHAUGHNESSY FUNDS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  1-877-OSFUNDS
                        (Area Code and Telephone Number)

                                 35 Mason Street
                          Greenwich, Connecticut 06830
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                             James P. O'Shaughnessy
                                 35 Mason Street
                          Greenwich, Connecticut 06830
                     (Name and Address of Agent for Service)

                                   COPIES TO:

       COUNSEL FOR THE FUND:
Swidler Berlin Shereff Friedman, LLP                Steven J. Paggioli
       The Chrysler Building              Investment Company Administration, LLC
        405 Lexington Avenue                           915 Broadway
      New York, New York 10174                          Suite 1605
 Attention: Joel H. Goldberg, Esq.               New York, New York 10010

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

    As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                      TITLE OF SECURITIES BEING REGISTERED:
           Shares of Beneficial Interest, Par Value $.0001 per share.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
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
                            O'SHAUGHNESSY FUNDS, INC.
                    O'SHAUGHNESSY DOGS OF THE MARKET(TM) FUND
                      O'SHAUGHNESSY AGGRESSIVE GROWTH FUND
                                 35 MASON STREET
                          GREENWICH, CONNECTICUT 06830

                                   ----------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                                   ----------

                         TO BE HELD ON JANUARY 21, 2000

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders (the "Meeting") of the O'Shaughnessy Dogs of the Market(TM) Fund (the "Dogs of the Market Fund") and the O'Shaughnessy Aggressive Growth Fund (the "Aggressive
Growth Fund" and together with the Dogs of the Market Fund, the "Acquired Funds") of O'Shaughnessy Funds, Inc. ("O'Shaughnessy Funds") will be held at the Stamford Marriott, 2 Stamford Forum, Stamford, Connecticut, on January 21, 2000 at 4:00 p.m., Eastern Time, for the following purposes:

     (1) With respect to the Dogs of the Market Fund, to approve or disapprove an Agreement and Plan of Reorganization (the "Value Funds Agreement and Plan") providing for the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of the Dogs of the Market Fund by the O'Shaughnessy Cornerstone Value Fund (the "Cornerstone Value Fund") of O'Shaughnessy Funds, solely in exchange for an equal aggregate value of newly-issued shares of the Cornerstone Value Fund. The Value Funds Agreement and Plan also provides for distribution of such shares of the Cornerstone Value Fund to shareholders of the Dogs of the Market Fund in liquidation of the Dogs of the Market Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation of the Dogs of the Market Fund;

     (2) With respect to the Aggressive Growth Fund, to approve or disapprove an Agreement and Plan of Reorganization (the "Growth Funds Agreement and Plan") providing for the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of the Aggressive Growth Fund by the O'Shaughnessy Cornerstone Growth Fund (the "Cornerstone Growth Fund") of
O'Shaughnessy Funds, solely in exchange for an equal aggregate value of newly-issued shares of the Cornerstone Growth Fund. The Growth Funds Agreement and Plan also provides for distribution of such shares of the Cornerstone Growth Fund to shareholders of the Aggressive Growth Fund in liquidation of the Aggressive Growth Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation of the Aggressive Growth Fund; and

     (3) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of O'Shaughnessy Funds has fixed the close of business on December 7, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the shareholders of each of the Acquired Funds entitled to vote at the Meeting will be available and open to the examination of any shareholders of each Acquired Fund for any purpose germane to such Meeting during ordinary business hours from and after January [7], 2000 at the offices of such Acquired Fund, 35 Mason Street, Greenwich, Connecticut and at the Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED RESPECTIVE FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. Each of the enclosed proxies is being solicited on behalf of the Board of Directors of O'Shaughnessy Funds.


                                      By Order of the Board of Directors,


                                      Steven J. Paggioli
                                      Secretary, O'Shaughnessy Funds, Inc.

Greenwich, Connecticut
Dated: [___________, 1999]

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                              SUBJECT TO COMPLETION
       PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED NOVEMBER 22, 1999
                            O'SHAUGHNESSY FUNDS, INC.
                                 35 MASON STREET
                          GREENWICH, CONNECTICUT 06830
                                  1-877-OSFUNDS

                                   ----------

                    JOINT SPECIAL MEETING OF SHAREHOLDERS OF
                    O'SHAUGHNESSY DOGS OF THE MARKET(TM) FUND
                                       AND
                      O'SHAUGHNESSY AGGRESSIVE GROWTH FUND
                                       OF
                            O'SHAUGHNESSY FUNDS, INC.

                                   ----------

                                JANUARY 21, 2000

     This Proxy Statement and Prospectus (this "Proxy Statement and Prospectus") is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board of Directors") of O'Shaughnessy Funds, Inc., a
Maryland corporation ("O'Shaughnessy Funds"), for use at the Joint Special Meeting of Shareholders (the "Meeting") of O'Shaughnessy Dogs of the Market(TM) Fund (the "Dogs of the Market Fund" or an "Acquired Fund") and O'Shaughnessy Aggressive Growth Fund (the "Aggressive Growth Fund" or an "Acquired Fund," and together with the Dogs of the Market Fund, the "Acquired Funds") of O'Shaughnessy Funds. The Meeting has been called to approve or disapprove the proposed Agreement and Plan of Reorganization (each a "Plan" and collectively, the "Plans") between each of the Acquired Funds and each other fund of O'Shaughnessy Funds set forth below (each an "Acquiring Fund," and collectively, the "Acquiring Funds"):

      Acquired Fund                           Acquiring Fund
      -------------                           --------------
Dogs of the Market Fund        O'Shaughnessy Cornerstone Value Fund (the
                               "Cornerstone Value Fund," and together with the Dogs of the Market Fund, the "Value Funds")

Aggressive Growth Fund         O'Shaughnessy Cornerstone Growth Fund (the
                               "Cornerstone Growth Fund," and together with the Aggressive Growth Fund, the "Growth Funds")

The Plan with respect to the Value Funds is sometimes referred to herein as the "Value Funds Agreement and Plan" and the Plan with respect to the Growth Funds is sometimes referred to herein as the "Growth Funds Agreement and Plan." Each Plan provides for the acquisition by the respective Acquiring Fund of substantially all of the assets, and assumption of substantially all of the liabilities, of the respective Acquired Fund, solely in exchange for an equal aggregate value of newly-issued shares of the respective Acquiring Fund. The reorganization of the Value Funds and the Growth Funds shall be hereinafter referred to as the "Value Funds Reorganization" and the "Growth Funds Reorganization," respectively, and collectively such reorganizations shall be referred to as the "Reorganizations," and individually as a "Reorganization." Immediately upon the receipt by an Acquiring Fund of the assets of the respective Acquired Fund and the assumption by such Acquiring Fund of the liabilities of such Acquired Fund, and as part of the respective Reorganization, such Acquired Fund will distribute the shares of the Acquiring Fund received in such Reorganization to the shareholders of such Acquired Fund in liquidation thereof.

     Holders of shares of an Acquired Fund will receive shares of the respective Acquiring Fund, which will be subject to the same management fees (with respect to the Cornerstone Value Fund, the "Value Fund Corresponding Shares", with respect to the Cornerstone Growth Fund, the "Growth Fund Corresponding Shares," and collectively the "Corresponding Shares," as the context requires), as the shares of such Acquired Fund. The aggregate net asset value of the Corresponding Shares to be issued in a Reorganization to the shareholders of an Acquired Fund will equal the aggregate net asset value of the outstanding shares of such Acquired Fund, as set forth in the respective Plan. The Acquired Funds and the Acquiring Funds sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The Acquired Funds following the Reorganizations sometimes are referred to herein collectively as the "Combined Funds" and individually as the "Pro Forma Cornerstone Value Fund" in the case of the Cornerstone Value Fund and the "Pro Forma Cornerstone Growth Fund" in the case of the Cornerstone Growth Fund.

     This Proxy Statement and Prospectus serves as a prospectus of O'Shaughnessy Funds under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of the Corresponding Shares by the Acquiring Funds to the Acquired Funds pursuant to the terms of the Reorganizations.

     The Dogs of the Market Fund, the Aggressive Growth Fund, the Cornerstone Value Fund and the Cornerstone Growth Fund are separate series of O'Shaughnessy Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Both the Dogs of the Market Fund and the Cornerstone Value Fund seek to provide their respective shareholders with total return, consisting of capital appreciation and current income. They both seek to achieve their investment objective through a process of Strategy Indexing(R) which is pursued through the implementation of an investment strategy developed by O'Shaughnessy Capital Management, Inc., the Funds' investment manager (the "Manager"). For more information regarding the process of Strategy Indexing(R), see "Summary -- The Funds -- Comparison of the Funds -- Investment Policies" and "-- How Each Strategy Works." Both Value Funds invest substantially all of their respective assets in common stocks selected through this strategy. The Aggressive Growth Fund and the Cornerstone Growth Fund seek to provide their respective shareholders with capital appreciation and long-term growth of capital, respectively. The Aggressive Growth Fund seeks to achieve its investment objective through implementation of proprietary aggressive growth models developed by the Manager. For more information relating to such proprietary aggressive growth models, see "Summary -- The Funds -- Comparison of the Funds -- Investment Policies -- Strategies." The Cornerstone Growth Fund also seeks to achieve its investment objective through a process of Strategy Indexing(R). There can be no assurance that, after the Reorganizations, the Combined Funds will achieve their respective investment objectives.

     The current prospectus relating to the Acquiring Funds, dated November 28, 1998, as supplemented (the "Acquiring Funds Prospectus"), accompany this Proxy Statement and Prospectus and are incorporated herein by reference. The Semi-Annual Reports to Shareholders of the Acquiring Funds for the six-month period ended March 31, 1999 also accompany this Proxy Statement and Prospectus. The current prospectuses relating to the Acquired Funds, each dated November 28, 1998, as supplemented (the "Acquired Funds Prospectuses," and together with the Acquiring Funds Prospectus, the "O'Shaughnessy Funds Prospectuses") (which Acquired Funds Prospectuses are also incorporated herein by reference) and a statement of additional information relating to the Funds, dated November 28, 1998 (the "O'Shaughnessy Funds Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing the Funds at the address above, or by calling toll-free 1-877-OSFUNDS.

                                   ----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

     This Proxy Statement and Prospectus sets forth concisely the information about the Acquiring Funds that shareholders of the respective Acquired Fund should know before considering the applicable Reorganization and should be retained for future reference. The Acquired Funds have authorized the solicitation of proxies in connection with the Reorganizations solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     Additional information contained in a statement of additional information relating to the Reorganizations (the "Statement of Additional Information"), including pro forma financial statements of the Combined Funds giving effect to the consummation of the Reorganizations, is on file with the Commission. The Statement of Additional Information is available from the Funds without charge, upon request by calling the toll free telephone number set forth above or by writing the Funds at their principal executive offices. The Statement of Additional Information, dated [__________, 1999] is incorporated by reference into this Proxy Statement and Prospectus.

     The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the O'Shaughnessy Funds Prospectuses, the O'Shaughnessy Funds Statement, other material incorporated by reference and other information regarding the Funds.

     The address of the principal executive offices of the Funds is 35 Mason Street, Greenwich, Connecticut 06830, the telephone number is 1-877-OSFUNDS and the web address is http://www.osfunds.com.

                                   ----------

      THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS NOVEMBER 22, 1999

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION ..............................................................   1

SUMMARY ...................................................................   2
  The Reorganizations .....................................................   2
  Fee Tables ..............................................................   4
  The Funds ...............................................................   6

PRINCIPAL RISK FACTORS AND SPECIAL CONSIDERATIONS .........................  16
  Potential Risks Associated with a Fund's Strategy .......................  16
  Potential Risks Associated with Investing Primarily in Common Stocks ....  16
  Year 2000 Risk ..........................................................  17
  Additional Risks Associated with an Investment in the Funds .............  17

COMPARISON OF THE FUNDS ...................................................  18
  Financial Highlights ....................................................  18
  Management ..............................................................  22
  Expenses ................................................................  24
  Purchase, Exchange and Redemption of Shares .............................  25
  Performance .............................................................  25
  Shareholder Rights.......................................................  25
  Dividends ...............................................................  26
  Tax Information .........................................................  26
  Portfolio Transactions ..................................................  26
  Portfolio Turnover ......................................................  26
  Additional Information ..................................................  27

THE REORGANIZATIONS .......................................................  28
  General .................................................................  28
  Terms of the Plans ......................................................  29
  Potential Benefits to Shareholders as a Result of the Reorganizations ...  30
  Federal Income Tax Consequences of the Reorganizations ..................  31
  Capitalization ..........................................................  33

INFORMATION CONCERNING THE MEETING ........................................  34
  Date, Time and Place of Meeting .........................................  34
  Solicitation, Revocation and Use of Proxies .............................  34
  Record Date and Outstanding Shares ......................................  34
  Security Ownership of Certain Beneficial Owners and Management
    of the Funds ..........................................................  35
  Voting Rights and Required Vote .........................................  35

ADDITIONAL INFORMATION ....................................................  36

LEGAL PROCEEDINGS .........................................................  37

LEGAL OPINIONS ............................................................  37

EXPERTS ...................................................................  37

SHAREHOLDER PROPOSALS .....................................................  37

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Meeting to be held at the Stamford Marriott, 2 Stamford Forum, Stamford, Connecticut on January 21, 2000, at 4:00 p.m., Eastern Time. The mailing address for the Acquired Funds is 35 Mason Street, Greenwich, Connecticut 06830. The approximate mailing date of this Proxy Statement and Prospectus is December __, 1999.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Acquired Fund of which such person is a shareholder at the address indicated above or by voting in person at the Meeting of shareholders of such Acquired Fund. All properly executed proxies received prior to a Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Plans.

     The Board of Directors has fixed the close of business on December 7, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Approval of the Plans will require the affirmative vote of shareholders of the applicable Acquired Fund representing not less than a majority of the total number of votes entitled to be cast thereon. Shareholders of each Acquired Fund will vote as a single class on the proposal to approve the Plan of such Acquired Fund. Approval of the Plan with respect to one Acquired Fund is not dependent on approval of the Plan with respect to the other Acquired Fund. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote on any proposal ("broker non-votes") are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Because they are not votes in favor of the proposal, they have the effect of a negative vote. Each share of an Acquired Fund is entitled to one vote. See "Information Concerning the Meeting."

     The Board of Directors currently knows of no business other than that discussed above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                     SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND PROSPECTUS (INCLUDING DOCUMENTS INCORPORATED BY REFERENCE) AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND PROSPECTUS AND IN THE PLANS, ATTACHED HERETO AS EXHIBIT I.

     IN THIS PROXY STATEMENT AND PROSPECTUS, THE TERM "VALUE FUNDS REORGANIZATION" REFERS TO (I) THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS, AND ASSUMPTION OF SUBSTANTIALLY ALL OF THE LIABILITIES, OF THE DOGS OF THE MARKET FUND BY THE CORNERSTONE VALUE FUND SOLELY IN EXCHANGE FOR AN EQUAL AGGREGATE VALUE OF THE VALUE FUND CORRESPONDING SHARES, (II) THE SUBSEQUENT DISTRIBUTION OF SUCH CORRESPONDING SHARES TO THE SHAREHOLDERS OF THE DOGS OF THE MARKET FUND IN LIQUIDATION THEREOF AND (III) THE SUBSEQUENT TERMINATION OF THE EXISTENCE OF THE DOGS OF THE MARKET FUND; AND THE TERM "GROWTH FUND REORGANIZATION" REFERS TO (I) THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS, AND ASSUMPTION OF SUBSTANTIALLY ALL OF THE LIABILITIES, OF THE AGGRESSIVE GROWTH FUND BY THE CORNERSTONE GROWTH FUND SOLELY IN EXCHANGE FOR AN EQUAL AGGREGATE VALUE OF THE GROWTH FUND CORRESPONDING SHARES (II) THE SUBSEQUENT DISTRIBUTION OF SUCH CORRESPONDING SHARES TO THE SHAREHOLDERS OF THE AGGRESSIVE GROWTH FUND IN LIQUIDATION THEREOF AND (III) THE SUBSEQUENT TERMINATION OF THE EXISTENCE OF THE AGGRESSIVE GROWTH FUND. THE VALUE FUNDS REORGANIZATION AND THE GROWTH FUNDS REORGANIZATION ARE SOMETIMES REFERRED TO COLLECTIVELY HEREIN AS THE "REORGANIZATIONS" AND INDIVIDUALLY AS A "REORGANIZATION."

                               THE REORGANIZATIONS

     At a meeting of the Board of Directors held on October 18, 1999, the Board of Directors unanimously approved a proposal that each Acquiring Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of the respective Acquired Fund solely in exchange for an equal aggregate value of such Acquiring Fund's Corresponding Shares to be distributed to the shareholders of such Acquired Fund.

     Based upon their evaluation of all relevant information, Fund management and the Board of Directors have determined that the Reorganizations will potentially benefit the shareholders of the Acquired Funds. First, following the Reorganizations, shareholders of an Acquired Fund will remain invested in a diversified open-end fund which has the same Manager, substantially the same investment objective and similar, though not identical, investment techniques. A second advantage to shareholders relates to the potential for reduced operating expenses due to economies of scale. The net assets of the Cornerstone Value Fund and Cornerstone Growth Fund as of September 30, 1999 were $26,298,592 and $120,706,544, respectively. These would increase by the amount of the net assets of each of the Acquired Funds at the time of the Reorganizations. As of September 30, 1999, those amounts were approximately $17,746,000 in the case of the Dogs of the Market Fund and $12,069,000 in the case of the Aggressive Growth Fund. Since the expenses of the Combined Funds will therefore be spread over a larger asset base, Fund management anticipates that all Funds are likely to benefit from reduced overall operating expenses (on a pro forma basis) as a result of economies of scale expected after the Reorganizations. See "Summary -- Fee Tables"; "The Reorganizations -- Potential Benefits to Shareholders as a Result of the Reorganizations" and "Comparison of the Funds -- Expenses."

     The Board of Directors, including all of the directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Value Funds Reorganization and Growth Funds Reorganization are in the best interests of the Dogs of the Market Fund and the Aggressive Growth Fund, respectively. In addition, since the Corresponding Shares of each Acquiring Fund will be issued at net asset value in exchange for the net assets of the respective Acquired Fund having a value equal to the aggregate net asset value of the shares of the respective Acquired Fund outstanding as of the Valuation Time (as defined herein), the net asset value per share of the respective Acquired Fund should remain virtually unchanged solely as a result of the respective Reorganization. Thus, the Reorganizations should not result in dilution of net asset value of the Acquiring Funds immediately following consummation of the Reorganizations. However, as a result of the
Reorganizations, a shareholder of an Acquired Fund would hold a smaller percentage of ownership in the respective Acquiring Fund than he or she did in that Acquired Fund prior to the respective Reorganization.

      If all of the requisite approvals are obtained, it is anticipated that the Reorganizations will occur as soon as practicable after such approvals are obtained, provided that the Funds have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganizations as set forth in the Plans. The Plans may be terminated, and the Reorganizations abandoned, whether before or after the requisite approval by the shareholders of the Acquired Funds, at any time prior to the Exchange Date (as defined herein), (i) by the Board of Directors; (ii) by an Acquired Fund if any condition to such Acquired Fund's obligations has not been fulfilled or waived; or (iii) by an Acquiring Fund if any condition to such Acquiring Fund's obligations has not been fulfilled or waived.

                                   FEE TABLES

ACTUAL AND PRO FORMA FEE TABLE FOR SHAREHOLDERS OF THE CORNERSTONE VALUE FUND, THE DOGS OF THE MARKET FUND, THE PRO FORMA CORNERSTONE VALUE FUND, THE CORNERSTONE GROWTH FUND, THE AGGRESSIVE GROWTH FUND AND THE PRO FORMA CORNERSTONE GROWTH FUND, EACH AS OF SEPTEMBER 30, 1999 (UNAUDITED)

                                              Actual                                  Actual
                                     ------------------------   Pro Forma   ------------------------   Pro Forma
                                     Cornerstone  Dogs of the  Cornerstone  Cornerstone  Aggressive   Cornerstone
                                     Value Fund   Market Fund  Value Fund   Growth Fund  Growth Fund  Growth Fund
                                     ----------   -----------  ----------   -----------  -----------  -----------
SHAREHOLDER FEES:*
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price)                        None        None          None          None        None          None
Maximum Sales Charge (Load) Imposed
 on Dividend Reinvestment               None        None          None          None        None          None
Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)          None        None          None          None        None          None
Redemption Fee (a) (on shares
 held less than 90 days)                1.50%       1.50%         1.50%         1.50%       1.50%         1.50%
Exchange Fee (a)(b) (on shares
 held less than 90 days)                1.50%       1.50%         1.50%         1.50%       1.50%         1.50%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average
 net assets):
 Management Fees(c)                     0.74%       0.74%(d)      0.74%         0.74%       0.74%(d)      0.74%
 Rule 12b-1 Fees                        None        None          None          None        None          None
 Other Expenses                         0.64%       0.35%(d)      0.56%         0.41%       1.23%(d)      0.36%
Total Fund Operating Expenses           1.38%       1.09%(d)      1.30%         1.15%       1.97%(d)      1.10%

----------
* Numbers may not foot due to rounding

(a) A 1.5% redemption fee payable to the Funds will be assessed on shares purchased and held for less than 90 days. Shareholders who effect redemptions of Fund shares by wire transfer will pay a $12.00 wire transfer fee. See "Information About Your Account -- Redemption of Shares" in the O'Shaughnessy Funds Prospectuses.
(b) Shareholders who effect exchanges of shares of a Fund for shares of another Fund by telephone in accordance with the exchange privilege will be charged a $5.00 exchange fee in addition to any fees applicable as indicated in footnote (a). See "Information About Your Account--Exchange Privilege" in the O'Shaughnessy Funds Prospectuses.
(c) See "Management and Organization of the Fund -- Management" in the O'Shaughnessy Funds Prospectuses.
(d) To limit the Fund's expenses, the Manager voluntarily agreed to reduce its fees or reimburse such Fund through September 30, 1999 to ensure that the total operating expenses of the Dogs of the Market Fund and the Aggressive Growth Fund do not exceed 1.09% and 2.00%, respectively, of average net assets annually (the "expense cap"). Any such reductions made by the Manager in its fees or reimbursement of expenses with respect to such Fund are subject to reimbursement by such Fund to the Manager (recapture by the Manager), provided such Fund is able to effect such reimbursement while keeping total operating expenses at or below the annual expense cap, and that no reimbursement will be made after September 30, 2000. Any amounts reimbursed will have the effect of increasing fees otherwise paid by such Fund. In absence of any reimbursements, the overall operating expenses, as a percent of net assets, for the Dogs of the Market Fund and Aggressive Growth Fund would have been 1.50% and 2.23%, respectively, for the fiscal period ended September 30, 1999.

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

EXAMPLES:

An investor would pay the following expenses on a $10,000 investment and assuming (1) the Total Fund Operating Expenses set forth in the table above for the relevant Fund, (2) a 5% annual return throughout the period and (3) redemption at the end of the period:

                                     Cumulative Expenses Paid for the Period Of:
                                     -------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
                                         ------   -------   -------   --------
 Cornerstone Value Fund                    140      436        753      1,652
 Dogs of the Market Fund (a)               111      346        600      1,325
 Pro Forma Cornerstone Value Fund*         132      411        711      1,563

 Cornerstone Growth Fund                   117      365        632      1,393
 Aggressive Growth Fund (b)                199      617      1,059      2,286
 Pro Forma Cornerstone Growth Fund*        112      349        605      1,336

----------
* Assuming the Reorganization had taken place on October 1, 1998.

(a) Absent certain fee reductions and reimbursements by the Manager of the expenses of the Dogs of the Market Fund, such cumulative expenses that an investor in that Fund would pay for the period of one year, three years, five years and ten years would be $152, $473, $816 and $1,784, respectively.
(b) Absent certain fee reductions and reimbursements by the Manager of the expenses of the Aggressive Growth Fund, such cumulative expenses that an investor in that Fund would pay for the period of one year, three years, five years and ten years would be $225, $695, $1,191 and $2,552, respectively.

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors on a pro forma basis taking into account the consummation of the Reorganizations. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "The
Reorganizations -- Potential Benefits to Shareholders as a Result of the Reorganizations," "Comparison of the Funds -- Management,", and "-- Purchase, Exchange and Redemption of Shares."

                                    THE FUNDS

BUSINESS OF THE FUNDS

     The Funds are organized as separate investment portfolios or series of O'Shaughnessy Funds, a Maryland corporation, which was incorporated on May 20, 1996. Each of the Funds commenced operations on November 1, 1996.

     As of September 30, 1999, the net assets of the Funds were as follows:

          Dogs of the Market Fund       $ 17,746,399
          Cornerstone Value Fund        $ 26,298,592
          Aggressive Growth Fund        $ 12,069,457
          Cornerstone Growth Fund       $120,706,544

COMPARISON OF THE FUNDS

                              INVESTMENT OBJECTIVES

     Both the Dogs of the Market Fund and the Cornerstone Value Fund seek to provide their respective shareholders with total return, consisting of capital appreciation and current income.

     The Aggressive Growth Fund and the Cornerstone Growth Fund seek to provide their respective shareholders with capital appreciation and long-term growth of capital, respectively.

                               INVESTMENT POLICIES

     GENERAL. Each of the Value Funds and the Cornerstone Growth Fund seeks to achieve its investment objective through a process of Strategy Indexing(R) which is pursued through the implementation of an investment strategy developed by the Manager. For more information regarding the process of Strategy Indexing(R), See "-- Strategies" and "-- How Each Strategy Works" below. The Aggressive Growth Fund seeks to achieve its investment objective through implementation of proprietary aggressive growth models developed by the Manager. For more information  relating to such  proprietary  aggressive  growth  models,  see "--
Strategies" below. There can be no assurance that, after the Reorganizations, the Combined Funds will achieve their respective investment objectives.

     STRATEGIES. The Dogs of the Market Fund seeks to achieve its objective through a process of Strategy Indexing(R), which is pursued through implementation of the Dogs of the Market Strategy. The Dogs of the Market Strategy entails the selection of 30 common stocks from the Dow Jones Industrial Average(1) and the S&P 400 Industrial Average using the following criteria:

     1. Ten stocks in the Fund's portfolio will be the highest yielding stocks from Dow Jones.

     2. Twenty stocks will be the highest yielding stocks from the S&P 400 Industrial Average that also have (a) market capitalization exceeding $1 billion and (b) an issue of common stock outstanding rated A or higher by Standard & Poor's

----------
(1) "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). Neither the Funds nor the Manager is affiliated with, nor are the Funds sponsored by, Dow Jones. Dow Jones has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds, nor has Dow Jones reviewed or approved any information included in this Proxy Statement Prospectus.

     The Cornerstone Value Fund seeks to achieve its investment objective through a process of Strategy Indexing(R), which is pursued through the implementation of the Cornerstone Value Strategy. The Cornerstone Value Strategy involves the selection of the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders Universe(TM) that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares as of the Re-Balance Date (as defined below). See "-- How Each Strategy Works" below.

     The O'Shaughnessy Market Leaders Universe(TM) consists of those domestic and foreign stocks in the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT(R) Database") which are not power utility companies and which have (i) market capitalizations exceeding the average of the COMPUSTAT(R) Database; (ii) twelve month sales which are fifty percent greater than the average for the COMPUSTAT(R) Database; (iii) a number of shares outstanding which exceeds the average for the COMPUSTAT(R) Database; and (iv) cash flow which exceeds the average for the COMPUSTAT(R) Database. Currently, the O'Shaughnessy Market Leaders Universe(TM) consists of the stocks of [624] issuers. The Cornerstone Growth Fund seeks to achieve its investment objective through a process of Strategy Indexing(R), which is pursued through the implementation of the Cornerstone Growth Strategy.

     The Cornerstone Growth Strategy selects the 50 stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stocks Universe(TM) that also meet the following criteria: (i) annual earnings that are higher than the previous year, (ii) a price-to-sales ratio below 1.5, and (iii) historical trading volume sufficient to allow for the Fund to purchase the required number of shares as of the Re-Balance Date. A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve month sales. See "-- How Each Strategy Works" below.

     The O'Shaughnessy All Stocks Universe(TM) consists of all the domestic and foreign common stocks in the COMPUSTAT(R) Database with market capitalizations exceeding $172 million. Currently, the COMPUSTAT(R) Database consists of the stocks (including American Depository Receipts ("ADRs")) of 9,898 issuers, and the O'Shaughnessy All Stocks Universe(TM) consists of the stocks of 3,762 issuers.

     The Aggressive Growth Fund seeks to achieve its objective through the implementation of proprietary aggressive growth models developed by the Manager. The Fund's portfolio will generally consist of approximately 45 stocks, selected through implementation of the Manager's proprietary aggressive growth models. At the time of purchase, such stocks will generally possess the following characteristics:

     1.   a market capitalization in excess of $150 million;

     2. outstanding price performance during the last six months or one year period prior to purchase;

     3.   high earnings gains during the one year period prior to purchase; and

     4. expected high future earnings gains in the general consensus of market analysts.

It is expected that the proprietary aggressive growth models used by the Manager in selecting stocks for the Aggressive Growth Fund's portfolio will select stocks for investment without regard to capitalization, except that the issuers must have market capitalizations in excess of $150 million. The majority of these stocks will be common stocks of domestic corporations and ADRs.

     The Manager may invest the Aggressive Growth Fund's assets in stocks which do not meet all of the above criteria, if, in the opinion of the Manager, such stocks possess characteristics similar to stocks meeting such criteria. In addition, the Manager may continue to hold a stock in the Aggressive Growth Fund's portfolio which no longer meets the initial criteria for investment if the Manager believes such investments are consistent with the Fund's investment objective.

     Other than assets temporarily maintained in cash or liquid short-term securities pending investment to meet redemption requests or to comply with federal tax laws applicable to mutual funds, each of the Dogs of the Market Fund, the Cornerstone Value Fund and the Cornerstone Growth Fund will invest substantially all of its assets in common stocks selected through its respective Strategy described above.

     HOW EACH STRATEGY WORKS. Upon implementation of the Dogs of the Market Strategy, the Manager purchased 30 stocks for the Dogs of the Market Fund as dictated by such Strategy, based on information as of that date. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Thereafter, the Manager has re-balanced the portfolio of the Fund annually in the first month of the succeeding year (the "Re-Balance Date"), in accordance with the Fund's Strategy, based on information on or about the immediately preceding December 31. That is, on the Re-Balance Date of each year, stocks meeting the Strategy's criteria on or about the immediately preceding December 31 are purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date are sold, and the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

     Upon   commencement  of  operations  of  the  Cornerstone  Value  Fund  and
Cornerstone Growth Fund, the Manager purchased 50 stocks for each Fund as dictated by their respective Strategies, based on information as of commencement of operations of such Funds. Each Acquiring Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Thereafter, the
Manager has re-balanced (and will in the future re-balance) the portfolio of each Acquiring Fund on the Re-Balance Date, in accordance with such Fund's respective Strategy, based on information on or about the immediately preceding December 31. That is, on the Re-Balance Date of each year, stocks meeting the Strategy's criteria on or about the immediately preceding December 31 are purchased for the respective Fund to the extent not then held, stocks which no longer meet the criteria as of such date are sold, and the holdings of all stocks in the respective Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

     When the Dogs of the Market Fund, the Cornerstone Value Fund or the Cornerstone Growth Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the stocks selected for such Fund pursuant to its respective Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. It is anticipated that such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into a Fund, such Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Dates will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Fund's Strategy criteria.

     Unlike the Aggressive Growth Fund, which utilizes an actively managed stock selection approach, each of the Dogs of the Market Fund, Cornerstone Value Fund and Cornerstone Growth Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. Each of the Dogs of the Market Fund, Cornerstone Value Fund and Cornerstone Growth Fund will adhere to its respective Strategy regardless of the performance of the stock market in a particular period.

     The Manager anticipates that the stocks held in the portfolio of each of the Dogs of the Market Fund, Cornerstone Value Fund and Cornerstone Growth Fund will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other factual criteria that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the applicable Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions held in a Fund's portfolio and compliance with the federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

     Each of the Dogs of the Market Fund, Cornerstone Value Fund and Cornerstone Growth Fund will be substantially fully invested in stocks selected as described above at all times.

     Because each of the Acquiring Funds adheres to a disciplined Strategy and invests only in the stocks selected through its Strategy, it is anticipated that each of the Acquired Funds will be required to liquidate a substantial portion of its portfolio in order to effectuate the respective Reorganization. Such a liquidation will entail transaction costs and may result in tax consequences to shareholders. See "The Reorganizations -- Federal Income Tax Consequences of the Reorganizations." However, following the Reorganizations, shareholders of the Acquired Funds will remain invested in a diversified fund which has the same Manager, substantially the same investment objective and similar, though not identical, investment techniques. See "The Reorganizations--Potential Benefits to Shareholders as a Result of the Reorganizations."

     CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's investment strategy, to meet redemption requests, and in the case of the Acquiring Funds, to the extent necessary to comply with the federal tax laws applicable to regulated investment companies. Unlike the Acquiring Funds, which will not use investments in cash and short-term securities for temporary defensive purposes, the Acquired Funds may invest a portion of their respective assets in cash or liquid short-term securities for such purposes, but are under no obligation to do so.

     Short-term securities in which the Funds may invest include certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. See "-- Repurchase Agreements," below.

     The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of a Fund's total assets at any time.

     REPURCHASE AGREEMENTS. As described above in "--Cash and Short-Term Securities," each Fund may invest in short-term securities pursuant to repurchase agreements. The Funds may only enter into repurchase agreements with a member bank of the Federal Reserve System or well-established securities dealer in U.S. government securities. In the event of a bankruptcy or default by the seller of the repurchase agreement, a Fund may suffer delays and incur costs or possible losses in liquidating the underlying security which is held as collateral, and such Fund may incur a loss if the value of the collateral declines during this period. As a matter of operating policy, the Funds may not invest more than 15% of their respective total assets in repurchase agreements maturing in more than seven days.

     ILLIQUID SECURITIES. The Acquired Funds may invest up to 15% of their respective assets in illiquid securities. Illiquid securities are securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid. The Acquiring Funds will not invest in illiquid securities.

     The Acquired Funds may purchase, without regard to the above limitation, securities that are not registered under the Securities Act but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Board of Directors or the Manager pursuant to guidelines adopted by the Board of Directors, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.

     LENDING OF PORTFOLIO SECURITIES. Like other mutual funds, each Fund may from time to time lend securities from its portfolio to banks, brokers and other financial institutions to earn additional income. The principal risk is that the borrower may default on its obligation to return borrowed securities, because of insolvency or otherwise. In this event, a Fund could experience delays in recovering its securities and capital. In accordance with applicable law, each Fund may not lend portfolio securities representing in excess of 33 1/3% of its respective total assets. The lending policy is a fundamental policy.

     BORROWING. Each Fund may borrow money from banks in an amount up to 33% of its respective total assets for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy.

     SMALL CAP STOCKS. Unlike the portfolios of the Dogs of the Market Fund and each of the Acquiring Funds, which will typically include larger capitalization stocks, it is anticipated that the Aggressive Growth Fund's portfolio will include small cap stocks (i.e., stocks whose issuers have market capitalizations exceeding $150 million but less than $1 billion). Small cap stocks may present greater opportunities for capital appreciation and a higher degree of risk; they tend to be more vulnerable to financial and other risks and thus are more volatile than stocks of larger, more established companies. Because the Aggressive Growth Fund may invest in stocks with greater than average volatility, which may result in substantial declines in the Fund's share price, it is suitable only for the most aggressive investors.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total
assets  in  any  one  industry  (excluding  U.S.  Government  securities).   The
concentration  policy is a fundamental policy.

     In the case of either the Dogs of the Market Fund or one of the Acquiring Funds, if upon rebalancing, the stocks selected by such Fund's investment strategy would result in more than 25% of such Fund's total assets being invested in a single industry, the Manager will be required to deviate from such investment strategy in investing the portfolio so as not to violate such Fund's concentration policy.

     FOREIGN SECURITIES. The Funds may invest in securities of foreign issuers. The Acquired Funds may invest up to 25% of their respective total assets in such securities, while the Acquiring Funds are not limited in the amount of foreign securities that they may invest in.

     The Funds may invest in foreign securities either through (i) direct purchase of securities of foreign issuers or (ii) purchase of ADRs, which are dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase diversification of a Fund's portfolio and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments, nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from regulatory practices that differ from U.S. standards; the imposition of withholding taxes on income from such securities; confiscating taxation; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investment in developing countries and there is no limit on the amount of a Fund's foreign investments that may be invested in such countries.

     The Funds may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs.

     HEDGING AND RETURN ENHANCEMENT STRATEGIES. The Funds are permitted to utilize certain hedging and return enhancement strategies and techniques such as options on securities and securities indices, futures contracts on securities and securities indices and options on futures contracts, as described below.

     Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Funds may buy and sell futures and options contracts for any number of reasons, including: to manage their respective exposure to changes in securities prices; as an efficient means of adjusting their respective overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The Funds may purchase, sell, or write call and put options on securities, financial indices and futures.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

     As a matter of operating policy, initial margin deposits and premiums on options used for nonhedging purpose will not equal more than 5% of a Fund's net asset value.

     FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES. The Funds may purchase securities under a firm commitment agreement or on a when-issued basis. Firm commitment agreements and when-issued purchases call for the purchase of securities at an agreed-upon price on a specified future date, and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated. A Fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Funds will not enter into such transactions for the purpose of leveraging, and accordingly, will segregate liquid assets with its custodian equal (on a daily market-to-market basis) to the amount of its commitment to purchase the when-issued securities and securities subject to the firm commitment agreement.

     WARRANTS. The Acquired Funds may invest in warrants . Warrants are similar to options to purchase securities at a specific price valid for a specific period of time. The Acquired Funds may not invest more than 5% of their respective net assets (at the time of investment) in warrants (other than those attached to other securities). If the market price of the underlying security never exceeds the exercise price, the Acquired Funds will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Acquired Funds will lose the purchase price and the right to purchase the underlying security. The Acquiring Funds do not currently intend to invest in warrants.

     DIVERSIFICATION. In order to maintain each Fund's status as a diversified investment company, with respect to 75% of a Fund's total assets: (i) not more than 5% of the Fund's assets may be invested in the securities of a single issuer (excluding U.S. Government Securities); and (ii) a Fund may not hold more than 10% of the outstanding voting securities of a single issuer. The diversification policy is a fundamental policy.

     COMPUSTAT(R) DATABASE. Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUTSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the COMPUSTAT(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT(R) Database. "Standard & Poor's" and "S & P" are trademarks of The
McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

                             PRINCIPAL RISK FACTORS

     For a discussion of the principal risks of investing in each Fund, see "Principal Risk Factors and Special Considerations."

                                   MANAGEMENT

     GENERAL OVERSIGHT. O'Shaughnessy Funds is governed by a Board of Directors that meets regularly to review the Funds' investment, performance, expenses, and other business affairs. The Board of Directors elects the Funds' officers.

     MANAGER. The Manager acts as investment manager of each Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of the Funds (the "Management Agreement"). In its capacity as investment manager, the Manager is responsible for selection and management of each Fund's portfolio investments. For its services, each Fund pays the Manager a fee each month, at the annual rate of 0.74% of the Fund's average daily net assets.

     PORTFOLIO MANAGEMENT. James P. O'Shaughnessy has had the day-to-day responsibility for managing the portfolio of each Fund and developing and executing each Fund's investment program since the commencement of operations of each Fund. For the past ten years, Mr. O'Shaughnessy has served as Chairman and Chief Executive Officer of the Manager, and in such capacity, has managed equity accounts for high net worth individuals and served as portfolio consultant to a unit investment trust. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantitative equity analysis. He is the author of three financial books, INVEST LIKE THE BEST, WHAT WORKS ON WALL STREET and HOW TO RETIRE RICH.

     DISTRIBUTOR. First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal distributor of the shares of the Funds. The Distributor provides distribution services to the Funds at no cost to the Funds.

     ADMINISTRATOR.   Pursuant  to  an  Administration   Agreement,  as  amended
Investment Company Administration, LLC (the "Administrator") serves as administrator of the Funds. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. For its services, each Fund pays the Administrator a fee each month, at the annual rate of 0.10% of the first $200 million of the Fund's average daily net assets and 0.03% of such net assets over $200 million. The Administrator and the Distributor are under common control and are therefore considered affiliates of each other.

     See "Comparison of the Funds -- Management" for more information regarding the management of the Funds.

                                     OTHER

     SHARES. As with all mutual funds, investors purchase shares when they invest in the Funds. These shares are a part of the Funds' authorized capital stock, but share certificates are not generally issued.

     Each full share and fractional share entitles the shareholder to: receive a proportional interest in the respective Fund's capital gain distributions and cast one vote per share on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement.

     OVERALL EXPENSE RATIO. The actual overall operating expenses, as a percent of net assets, as of September 30, 1999, were 1.09% for the Dogs of the Market Fund and 1.38% for the Cornerstone Value Fund. Absent certain fee reductions and reimbursements by the Manager of the expenses of the Dogs of the Market Fund, the overall operating expenses of such Fund, as a percent of net assets would have been 1.50% for the fiscal period ended September 30, 1999. If the Value Funds Reorganization had taken place on October 1, 1998, the overall operating expenses, as a percent of net assets, for the Value Combined Fund on a pro forma combined basis would have been 1.30% as of such date.

     The actual overall operating expenses, as a percent of net assets, as of September 30, 1999, were 1.97% for the Aggressive Growth Fund and 1.15% for the Cornerstone Growth Fund. Absent certain fee reductions and reimbursements by the Manager of the expenses of the Aggressive Growth Fund, the overall operating expenses for such Fund, as a percent of net assets would have been 2.23% for the fiscal period ended September 30, 1999. If the Growth Funds Reorganization had taken place on October 1, 1998, the overall operating expenses, as a percent of net assets, for the Growth Combined Fund on a pro forma combined basis would have been 1.10%% as of such date.

     PURCHASE OF SHARES. The procedures for purchasing shares are the same for all Funds, see "Comparison of the Funds -- Purchase, Exchange and Redemption of Shares -- Purchase of Shares" and "Information About Your Account" in the O'Shaughnessy Funds Prospectuses.

     REDEMPTION OF SHARES. The procedures for redeeming shares are the same for all Funds, see "Comparison of the Funds -- Purchase, Exchange and Redemption of Shares -- Redemption of Shares" and "Information About Your Account" in the O'Shaughnessy Funds Prospectuses.

     DIVIDENDS. The Funds currently have the same policy with respect to dividends. See "Comparison of the Funds -- Dividends" and "Information On Distributions and Taxes" in the O'Shaughnessy Funds Prospectuses.

     NET ASSET VALUE. The price at which each Fund's shares are purchased or redeemed is the Fund's next determined net asset value per share. The net asset value per share is calculated as of the close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on each day that the NYSE is open for business and on each other day in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of the Fund's shares may be materially affected by changes in the value of the Fund's portfolio securities. For further discussion on net asset value and how it is determined, see "Comparison of the Funds -- Additional Information -- Net Asset Value" and "Valuation of Shares" in the O'Shaughnessy Funds Statement.

     TAX CONSIDERATIONS. The tax consequences associated with an investment in shares of an Acquired Fund are substantially the same as the tax consequences associated with an investment in shares of the respective Acquiring Fund. See "Information on Distributions and Taxes" in the O'Shaughnessy Funds Prospectuses.

     For a more detailed discussion regarding potential tax consequences of the Reorganizations, see "The Reorganizations -- Federal Income Tax Consequences of the Reorganizations."

     THE PROCESS OF STRATEGY INDEXING(R), THE CORNERSTONE GROWTH STRATEGY, AND THE CORNERSTONE VALUE STRATEGY ARE PATENTS OF O'SHAUGHNESSY CAPITAL MANAGEMENT, INC., U.S. PATENT #5,978,778.

                PRINCIPAL RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in an Acquired Fund are substantially the same as those associated with an investment in the respective Acquiring Fund. A discussion of certain principal risks of investing in the Funds is set forth below. See "Investment Policies and Limitations" in the O'Shaughnessy Funds Statement for a more detailed discussion of investment risks associated with an investment in the Funds.

POTENTIAL RISKS ASSOCIATED WITH A FUND'S STRATEGY

     The Strategy Indexing(R) utilized by the Dogs of the Market Fund and each of the Acquiring Funds provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. Each such Fund will adhere to its respective investment strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to a Fund, if for example, the stocks selected for such Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles. The Dogs of the Market Fund and the Acquiring Funds are not appropriate investments for those who are not comfortable with the applicable Fund's investment strategy.

     There can be no assurance that the market factors that caused the stocks held in each such Fund's portfolio to meet its respective investment strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

     As described above, the portfolio of the Dogs of the Market Fund and each of the Acquiring Funds is rebalanced annually in accordance with its respective investment strategy. Rebalancing may result in elimination of better performing assets from such Funds portfolio and increases in investments in securities with relatively lower total return.

     The foregoing risks are not applicable to the Agreessive Growth Fund, which is an actively managed fund.

POTENTIAL RISKS ASSOCIATED WITH INVESTING PRIMARILY IN COMMON STOCKS

     The fundamental risk associated with any common stock fund, including all of the Funds, is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. The Funds are not appropriate investments for those who are unable or unwilling to assume the risk involved generally with investment in common stocks. See "The Funds -- Comparison of the Funds -- Investment Policies -- Small Cap Stocks" for a discussion of the special risks applicable to the Aggressive Growth Fund in connection with its investment in small cap stocks.

         Although the stocks in which the Aggressive Growth Fund may invest have, in the Manager's judgment, the potential to provide superior return, such stocks are likely to be subject to greater than average price volatility, which may result in substantial declines in such Fund's share price. Accordingly, the Aggressive Growth Fund is suitable only for the most aggressive investors.

YEAR 2000 RISK

         Like other business organizations around the world, each Fund could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Manager has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and each Fund has obtained assurances from its other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on such Fund.

ADDITIONAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS

     There is no guarantee that the investment objective of a Fund will be achieved or that the value of a shareholder's investment in the Fund will not decrease.

                             COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     DOGS OF THE MARKET FUND. The financial information in the table below is included in the Dogs of the Market Fund's Annual Report. The financial information has been audited by McGladrey & Pullen, LLP whose report thereon is included in the Fund's 1998 Annual Report. The financial statements and financial highlights included in the Annual Reports are incorporated by reference into [the O'Shaughnessy Funds Statement].

Per Share Operating Performance (For a share outstanding throughout the period)

                                                                    November 1,
                                                                       1996*
                                          For the Year Ended          Through
                                             September 30,         September 30,
                                          ------------------       -------------
                                                 1998                   1997
                                                 ----                   ----
Net asset value, beginning of period            $ 11.96               $ 10.00
                                                -------               -------
Income from investment operations:
  Net investment income (loss)                     0.10                   .10
  Net realized and unrealized gain
    (loss) on investments                          0.02                  1.87
                                                 ------               -------
Total from investment operations                   0.12                  1.97
                                                 ------               -------
Less distributions:
  From net investment income                      (0.09)                (0.01)
  From net realized gains                         (0.59)                (0.00)
                                                 ------               -------
Total distributions                               (0.68)                (0.01)
                                                 ------               -------
NET ASSET VALUE, END OF PERIOD                   $11.40               $ 11.96
                                                 ======               =======
TOTAL RETURN                                      0.74%                 19.74%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)              $22.6               $   7.2
Ratio of expenses to average net assets:
  Before expense reimbursement                    1.46%                  4.28%+
  After expense reimbursement                     1.46%                  1.99%+
Ratio of net investment income (loss)
 to average net assets:
  Before expense reimbursement                    1.24%                 (0.51%)+
  After expense reimbursement                     1.24%                  1.78%+
Portfolio turnover rate                          44.35%                118.44%

----------
*    Commencement of operations.
**   Not annualized.
+    Annualized.

     CORNERSTONE VALUE FUND. The financial information in the table below is included in the Cornerstone Value Fund's Annual Report. The financial information has been audited by McGladrey & Pullen, LLP whose report thereon is included in the Fund's 1998 Annual Report. The financial statements and financial highlights included in the Annual Reports are incorporated by reference into [the O'Shaughnessy Funds Statement].

Per Share Operating Performance (For a share outstanding throughout the period)

                                                                    November 1,
                                                                       1996*
                                           For the Year Ended         Through
                                              September 30,        September 30,
                                           ------------------      -------------
                                              1998                     1997
                                              ----                     ----
Net asset value, beginning of period        $ 11.50                   $10.00
                                             ------                   ------
Income from investment operations:
  Net investment income (loss)                 0.21                     0.15
  Net realized and unrealized
   gain (loss) on investments                 (0.70)                    1.37
                                             ------                   ------
Total from investment operations              (0.49)                    1.52
                                             ------                   ------
Less distributions:
  From net investment income                  (0.17)                   (0.02)
  From net realized gains                        --                       --
                                             ------                   ------
Total distributions                           (0.17)                   (0.02)
                                             ------                   ------
NET ASSET VALUE, END OF PERIOD               $10.84                   $11.50
                                             ======                   ======
TOTAL RETURN                                  (4.32%)                  15.21%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)         $21.90                   $13.50
Ratio of expenses to average net assets:
  Before expense reimbursement                 1.45%                    2.66%+
  After expense reimbursement                  1.45%                    1.85%+
Ratio of net investment income (loss)
 to average net assets:
  Before expense reimbursement                 2.12%                    1.93%+
  After expense reimbursement                  2.12%                    2.73%+
Portfolio turnover rate                       51.56%                    2.01%

----------
*    Commencement of operations.
**   Not annualized.
+    Annualized.

     AGGRESSIVE GROWTH FUND. The financial information in the table below is included in the Aggressive Growth Fund's Annual Report. The financial information has been audited by McGladrey & Pullen, LLP whose report thereon is included in the Fund's 1998 Annual Report. The financial statements and financial highlights included in the Annual Reports are incorporated by reference into [the O'Shaughnessy Funds Statement].

Per Share Operating Performance (For a share outstanding throughout the period)

                                                                    November 1,
                                                                       1996*
                                         For the Year Ended           Through
                                            September 30,          September 30,
                                         ------------------        -------------
                                                1998                   1997
                                                ----                   ----
Net asset value, beginning of period           $14.29                 $10.00
                                               ------                 ------
Income from investment operations:
  Net investment income (loss)                  (0.15)                 (0.06)
  Net realized and unrealized
   gain (loss) on investments                   (3.21)                  4.35
                                               ------                 ------
Total from investment operations                (3.36)                  4.29
                                               ------                 ------
Less distributions:
  From net realized gains                       (0.20)                    --
                                               ------                 ------
NET ASSET VALUE, END OF PERIOD                 $10.73                 $14.29
                                               ======                 ======
TOTAL RETURN                                   (23.70%)                42.90%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $ 8.30                  $5.60
Ratio of expenses to average net assets:
  Before expense reimbursement                   2.24%                  7.01%+
  After expense reimbursement                    2.00%                  1.98%+
Ratio of net investment income (loss)
 to average net assets:
  Before expense reimbursement                  (1.77%)                (6.41%)+
  After expense reimbursement                   (1.53%)                (1.39%)+
Portfolio turnover rate                        206.30%                104.77%

----------
*    Commencement of operations.
**   Not annualized.
+    Annualized.

     CORNERSTONE GROWTH FUND. The financial information in the table below is included in the Cornerstone Growth Fund's Annual Report. The financial information has been audited by McGladrey & Pullen, LLP who's report thereon is included in the Fund's 1998 Annual Report. The financial statements and financial highlights included in the Annual Reports are incorporated by reference into [the O'Shaughnessy Funds Statement].

Per Share Operating Performance (For a share outstanding throughout the period)

                                                                    November 1,
                                                                       1996*
                                          For the Year Ended          Through
                                             September 30,         September 30,
                                          ------------------       -------------
                                                1998                    1997
                                                ----                    ----

Net asset value, beginning of period          $ 15.30                  $10.00
                                              -------                  ------
Income from investment operations:
  Net investment income (loss)                  (0.07)                  (0.02)
  Net realized and unrealized
   gain (loss) on investments                   (3.88)                   5.32
                                              -------                  ------
Total from investment operations                (3.95)                   5.30
                                              -------                  ------
Less distributions:
  From net investment income                       --                      --
  From net realized gains                       (1.78)                     --
Total distributions                             (1.78)                     --
                                              -------                  ------
NET ASSET VALUE, END OF PERIOD                $  9.57                  $15.30
                                              =======                  ======
TOTAL RETURN                                   (27.63%)                 53.05%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)          $ 80.40                  $91.30
Ratio of expenses to average net assets:
         Before expense reimbursement            1.16%                   1.63%+
         After expense reimbursement             1.16%                   1.56%+
Ratio of net investment income (loss)
  to average net assets:
         Before expense reimbursement           (0.86%)                 (1.19%)+
         After expense reimbursement            (0.86%)                 (1.12%)+
Portfolio turnover rate                        119.98%                  15.52%

----------
*    Commencement of operations.
**   Not annualized.
+    Annualized.

MANAGEMENT

     GENERAL OVERSIGHT. O'Shaughnessy Funds is governed by a Board of Directors consisting of four individuals, three of whom are not "interested persons" as defined in the Investment Company Act. After the Reorganizations, the Board of Directors will continue to serve as the Board of Directors of O'Shaughnessy Funds. The Board of Directors meets regularly to review the Funds' investment, performance, expenses, and other business affairs. The Board of Directors elects the Funds' officers. See "Directors and Officers" in the O'Shaughnessy Funds Statement.

     The directors and officers of O'Shaughnessy Funds, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 35 Mason Street, Greenwich, Connecticut 06830.

 Name, Age and Address         Position             Other Business Activities in Past 5 Years
 ---------------------         --------             -----------------------------------------
James P. O'Shaughnessy*   Director, President   Chairman and Chief Executive Officer of the Manager,
Age: 39                   and Treasurer         1988 - present; author of INVEST LIKE THE BEST, WHAT
                                                WORKS ON WALL STREET, and HOW TO RETIRE RICH.

C. Flemming Heilmann      Director              President and Director, Danish American, N.Y.; Former
Age: 60                                         Chairman and CEO, Brockway Standard, Inc., 1989-1994;
                                                Director, Porter Chadburn, Inc.; Porter Chadburn, plc;
                                                Wheaton, Inc.; Danish American Chamber of Commerce,
                                                N.Y.; American Friends of Cambridge University;
                                                Trustee,  Royal Wessanen Group U.S. Trust.

Robert E. Ix              Director              Retired Chairman and Chief Executive Officer of
Age:  70                                        Cadbury Schweppes, Inc.; Director, Loctite Corp.

Joseph John McAleer       Director              Founder and President, MCA Associates, Inc. (ship
Age:  69                                        broker), 1983 - present; General Partner, Sixtus
                                                Limited Partnership; President and Director, Salesian
                                                Sisters Partners Circle; Trustee, American Merchant
                                                Marine Museum Foundation.

Steven J. Paggioli       Vice President and     Executive Vice President and Director, Wadsworth Group
Age:  49                 Secretary of           since 1986; Vice President of the Distributor since
                         O'Shaughnessy Funds    1989; Vice President of the Administrator since 1990.

*  Interested person, as defined in the Investment Company Act.

     Pursuant to the terms of the Management Agreement with O'Shaughnessy Funds on behalf of the Funds, the Manager pays the compensation of all officers and directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement, the Administrator pays the compensation of all officers that are affiliated persons of the Administrator.

     O'Shaughnessy Funds pays directors who are not interested persons of the O'Shaughnessy Funds (each, a "Disinterested Director") fees for serving as directors. Specifically, O'Shaughnessy Funds pays each Disinterested Director a $9,750 annual retainer paid quarterly, together with such director's out-of-pocket expenses relating to attendance at meetings. Each Fund pays one quarter of the foregoing fees.

     The following table sets forth the aggregate compensation the Funds paid to the Disinterested Directors for the fiscal year ended September 30, 1999.

                                             Pension or
                         Aggregate       Retirement Benefits
                     Compensation From   Accrued as Part of   Total Compensation
Name of Director           Funds*           Fund Expenses     From Fund Complex*
----------------           ------           -------------     ------------------

C. Flemming Heilman        9,750                None                 9,750

Robert E. Ix               9,750                None                 9,750

Joseph John McAleer        9,750                None                 9,750

* During the fiscal period year September 30, 1999, aggregate directors fees and expenses in the amount of $29,596 were allocated to the Funds.

     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a director or officer.

     MANAGEMENT ARRANGEMENTS AND FEES. O'Shaughnessy Capital Management, Inc. (previously defined as the "Manager") acts as investment manager of each Fund pursuant to the Management Agreement. In its capacity as investment manager, the Manager is responsible for selection and management of each Fund's portfolio investments. For its services, each Fund pays the Manager a fee each month, at the annual rate of 0.74% of the Fund's average daily net assets. After the consummation of the Reorganizations, the Manager will continue to perform management services for each Combined Fund under the Management Agreement. The pro forma effective fee rate of each Combined Fund after taking into account the consummation of the Reorganizations would be 0.74% of each Combined Fund's average daily net assets.

     The Manager's office is located at 35 Mason Street, Greenwich, Connecticut 06830. The Manager was incorporated in 1988. The Manager serves as portfolio consultant to a unit investment trust and provides investment advisory services to investment companies and individual and institutional accounts with assets in excess of $800 million. See "Management of the Funds" in the O'Shaughnessy Funds Statement.

     PORTFOLIO MANAGEMENT. James P. O'Shaughnessy has had the day-to-day responsibility for managing the portfolio of each Fund and developing and executing each Fund's investment program since the commencement of operations of each Fund. For the past ten years, Mr. O'Shaughnessy has served as Chairman and Chief Executive Officer of the Manager, and in such capacity, has managed equity accounts for high net worth individuals and served as portfolio consultant to a unit investment trust. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantitative equity analysis. He is the author of three financial books, INVEST LIKE THE BEST, WHAT WORKS ON WALL STREET and How TO RETIRE RICH.

     DISTRIBUTOR. First Fund Distributors, Inc. (previously defined as the "Distributor"), a registered broker-dealer, acts as the principal distributor of the shares of the Funds. The address of the Distributor is 4455 E. Camelback Road, Suite 261 E, Phoenix, Arizona 85018. The Distributor provides distribution services to the Funds at no cost to the Funds. After the consummation of the Reorganizations, the Distributor will continue to provide distribution services to each Combined Fund.

     ADMINISTRATION ARRANGEMENTS AND FEES. Pursuant to the Administration Agreement, Investment Company Administration, LLC (previously defined as the "Administrator") serves as administrator of the Funds. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. For its services, each Fund pays the Administrator a fee each month, at the annual rate of 0.10% of the first $200 million of the Fund's average daily net assets and 0.03% of such net assets over $200 million. The address of the Administrator is 4455 E. Camelback Road, Suite 261 E, Phoenix, Arizona 85018. The Administrator and the Distributor are under common control and are therefore considered affiliates of each other. After the consummation of the Reorganizations, the Administrator will continue to perform administrative services for each Combined Fund under the Administration Agreement. The pro forma effective fee payable to the Administrator by each Combined Fund after taking into account the consummation of the Reorganizations would be the same as that fee currently paid by each Fund.

EXPENSES

     The Management Agreement identifies the expenses to be paid by each Fund. In addition to the fees paid to the Manager, each Fund pays certain additional expenses, including but not limited to, the following: shareholder service expenses; custodial, accounting, legal, and audit fees; administrative fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and Disinterested Director fees and expenses. The Manager voluntarily agreed to, until September 30, 1999, reduce fees payable to it by the Dogs of the Market Fund and the Aggressive Growth Fund or reimburse such Funds to the extent necessary to limit each such Fund's aggregate annual operating expenses to 1.09% and 2.00%, respectively, of its average net assets (previously defined as the "expense cap"). Any such reductions made by the Manager in its fees or reimbursements of expenses with respect to such Funds are subject to recapture by the Manager provided the applicable Fund is able to effect such recapture while keeping total operating expenses at or below the annual expense cap, and that no recapture will be made after September 30, 2000. Any amounts reimbursed will have the effect of increasing fees otherwise paid by such Funds.

     The total operating expenses, as a percent of net assets, as of September 30, 1999, were 1.09% for the Dogs of the Market Fund and 1.38% for the Cornerstone Value Fund. Absent certain fee reductions and reimbursements by the Manager of the expenses of the Dogs of the Market Fund, the total operating expenses of such Fund, as a percent of net assets would have been 1.50% for the fiscal period ended September 30, 1999. If the Value Funds Reorganization had taken place on October 1, 1998, the overall operating expenses, as a percent of net assets, for the Pro Forma Cornerstone Value Fund on a pro forma basis would have been 1.30% as of such date. The overall operating expenses, as a percent of net assets, as of September 30, 1999, were 1.97% for the Aggressive Growth Fund and 1.15% for the Cornerstone Growth Fund. Absent certain fee reductions and reimbursements by the Manager of the expenses of the Aggressive Growth Fund, the overall operating expenses for such Fund, as a percent of net assets would have been 2.23% for the fiscal period ended September 30, 1999. If the Growth Funds Reorganization had taken place on October 1, 1998, the overall operating expenses, as a percent of net assets, for the Pro Forma Cornerstone Growth Fund on a pro forma basis would have been 1.10% as of such date. After consummation of the Reorganizations, certain fixed costs, such as printing of prospectuses and reports sent to shareholders, legal and audit fees and registration fees would be spread across a larger asset base. This would tend to lower the expense ratio borne by shareholders of both the Acquiring Funds and the Acquired Funds, but the effect would be considerably more significant in the case of shareholders of the Acquired Funds. This is because the Acquired Funds are smaller, and effective September 30, 1999, the Manager ceased its previous practice of reducing certain fees payable by, or reimbursing certain expenses to, the Acquired Funds in order to ensure that the Acquired Funds maintained their total operating expenses below certain levels. Accordingly, Fund management believes that the Reorganizations are in the best interest of the Funds. See "The Reorganizations -- Potential Benefits to Shareholders as a Result of the Reorganization" and "Summary -- Fee Tables."

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

     The procedures for purchasing and redeeming shares of a Fund as well as the exchange privileges are the same for all Funds. See "Information About Your Account" in the O'Shaughnessy Funds Prospectuses.

PERFORMANCE

     GENERAL. The following tables provide performance information for shares of the Funds for the periods indicated. Past performance is not indicative of future performance.

                      Dogs of the     Cornerstone  Aggressive      Cornerstone
Period ^              Market Fund(1)  Value Fund   Growth Fund(1)  Growth Fund
--------              --------------  ----------   --------------  -----------
year ended
September 30, 1999^      10.36%          17.12%        43.51%         29.15%

Inception* through
September 30, 1999^^     10.01%          8.89%         16.10%         12.68%

----------
^   Return shown is annualized.
^^  Aggregate total returns.
*   Each of the Funds commenced operations on November 1, 1996.

(1) Absent certain fee reductions and reimbursements by the Manager of expenses of the Dogs of the Market Fund and the Aggressive Growth Fund, the total returns for such Funds (i) for the year ended September 30, 1999 would have been ____% and ____%, respectively, and (ii) for the period from inception through September 30, 1999 would have been ____% and ____%, respectively. See "Summary--Fee Tables."

SHAREHOLDER RIGHTS

     Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions and cast one vote per share on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of a Fund, in which event the holders of the remaining shares are unable to elect any person as a director. Corresponding Shares issued in the Reorganizations will be fully paid and nonassessable and will have no preemptive rights. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund director.

DIVIDENDS

     The Funds currently have the same policy with respect to dividends. Each Fund declares and pays dividends (if any) annually. In addition, if a Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

TAX INFORMATION

     The tax consequences associated with an investment in shares of an Acquired Fund are substantially the same as the tax consequences associated with an investment in shares of the respective Acquiring Fund. See "Information on Distributions and Taxes" in the O'Shaughnessy Funds Prospectuses.

PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the Funds seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Funds generally seek reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may consider sales of shares of the Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. For additional information regarding procedures for engaging in portfolio transactions, see "Portfolio Transactions" in the O'Shaughnessy Funds Statement.

PORTFOLIO TURNOVER

     As described above, in accordance with each Acquiring Fund's investment strategy, an Acquiring Fund's portfolio will be rebalanced based on information on or about December 31 of each year. That is, stocks meeting the respective investment strategy's criteria will be purchased for the Fund's portfolio to the extent not then held, stocks which no longer meet the criteria will be sold, and the holdings of all stocks in the portfolio that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

     The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which a Fund bears.

     Neither Fund has placed a limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Manager, the investment considerations warrant such action. Under normal conditions, the annual turnover rate should not exceed 50% and 100% for the Cornerstone Value Fund and Cornerstone Growth Fund, respectively. Each of the Dogs of the Market Fund and Aggressive Growth Fund anticipates that its respective annual turnover rate should not exceed 50% and 200%, respectively, under normal conditions. The portfolio turnover rates for the Dogs of the Market Fund, the Cornerstone Value Fund, the Aggressive Growth Fund and the Cornerstone Growth Fund, for the fiscal year ended September 30, 1999, were 63.31%, 122.79%, 193.84% and 125.19%, respectively. A high portfolio turnover may result in adverse tax consequences, such as an increase in capital gain dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Funds. See "Portfolio Transactions--Portfolio Turnover" in the O'Shaughnessy Funds Statement for further information regarding portfolio turnover.

     Because each of the Acquiring Funds adheres to a disciplined Strategy and invests only in the stocks selected through its Strategy, it is anticipated that each of the Acquired Funds will be required to liquidate a substantial portion of its portfolio in order to effectuate the respective Reorganization. Such a liquidation will entail transaction costs and may result in tax consequences to shareholders. See "The Reorganizations--Federal Income Tax Consequences of the Reorganizations."

ADDITIONAL INFORMATION

     NET ASSET VALUE. The price at which each Fund's shares are purchased or redeemed is the Fund's next determined net asset value per share. The net asset value per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) on each day that the NYSE is open for business and on each other day in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of the Fund's shares may be materially affected by changes in the value of the Fund's portfolio securities. Each Fund determines the net asset value per share by subtracting the Fund's total liabilities from the Fund's total assets (the value of the securities that the Fund holds plus cash and other assets), dividing the remainder by the total number of shares outstanding, and adjusting the result to the nearest full cent.

     Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the counter securities included in the NASDAQ National Market System are valued at the last sale price. If there is no sale on a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any securities and other assets, for which market quotations are not readily available, are valued in good faith in a manner determined by the Board of Directors best to reflect their fair value.

     SHAREHOLDER SERVICES. The Funds offer the same shareholder services to their respective shareholders. For information regarding such services, see "Information About Your Account -- Shareholder Services" in the O'Shaughnessy Funds Prospectuses.

     INDEPENDENT AUDITORS. Currently PricewaterhouseCoopers LLP serves as the independent auditors of the Funds. If the Reorganizations are completed, it is currently anticipated that PricewaterhouseCoopers LLP will continue to serve as the independent auditors of the Combined Funds. The principal business address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

     CUSTODIAN. Firstar Bank Milwaukee (the "Custodian") acts as the custodian of each of the Funds. If the Reorganizations are completed, it is currently anticipated that the Custodian will continue to serve as the custodian of the Combined Funds. The principal business address of the Custodian is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     TRANSFER AGENT Firstar Mutual Fund Services, LLC (the "Transfer Agent"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer agent with respect to each Fund, pursuant to a transfer agency agreement with O'Shaughnessy Funds. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. If the Reorganizations are completed, it is currently anticipated that the Transfer Agent will continue to serve as the transfer agent of the Combined Funds. See "Information About Your Account--Purchase of Shares," "--Exchange Privilege," and "--Redemption of Shares" in the O'Shaughnessy Funds Prospectuses.

     CAPITAL STOCK Each of the Funds has 25,000,000,000 shares of a single class authorized, par value $.0001 per share. See "Other Information" in the O'Shaughnessy Funds Statement for further discussion of the rights and preferences attributable to shares of the Funds. See "Summary -- Fee Tables" above and "About The Funds--Transaction and Fund Expenses" in each of the O'Shaughnessy Funds Prospectuses for further discussion on the expenses attributable to shares of the Funds.

     SHAREHOLDER INQUIRIES Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               THE REORGANIZATIONS

GENERAL

     Under the Value Funds Agreement and Plan, the Cornerstone Value Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of the Dogs of the Market Fund solely in exchange for an equal aggregate value of Value Fund Corresponding Shares. Under the Growth Funds Agreement and Plan, the Cornerstone Growth Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of the Aggressive Growth Fund solely in exchange for an equal aggregate value of Growth Fund Corresponding Shares. Upon receipt by an Acquired Fund of Corresponding Shares, such Acquired Fund will liquidate through a distribution of such Corresponding Shares to its shareholders, as described below.

     Generally, the assets transferred by an Acquired Fund to the respective Acquiring Fund will include all investments of such Acquired Fund held in its portfolio as of the Valuation Time (as defined in the Plans) and all other assets of such Acquired Fund as of such time.

     Each Acquired Fund will distribute the Corresponding Shares received by it in connection with its Reorganization pro rata to its shareholders in exchange for such shareholders' proportional interests in such Acquired Fund. The Corresponding Shares received by an Acquired Fund's shareholders will have the same aggregate net asset value as each such shareholder's interest in such Acquired Fund as of the Valuation Time. See " -- Terms of the Plans -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value. The distribution will be accomplished by opening new accounts on the books of the respective Acquiring Fund in the names of all shareholders of such Acquired Fund, including shareholders holding shares in certificate form, and transferring to each shareholder's account the Corresponding Shares representing such shareholder's interest previously credited to the account of such Acquired Fund. Shareholders holding an Acquired Fund shares in certificate form may receive certificates representing the Corresponding Shares credited to their account in respect of such Acquired Fund's shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares will be issued at net asset value in exchange for the net assets of an Acquired Fund having a value equal to the aggregate net asset value of the shares of such Acquired Fund as of the Valuation Time, the net asset value per share of the respective Acquiring Fund should remain virtually unchanged solely as a result of the applicable Reorganization. Thus, the Reorganizations should not result in dilution of net asset value of the Acquiring Funds immediately following consummation of the Reorganizations. However, as a result of the Reorganizations, a shareholder of an Acquired Fund would hold a smaller percentage of ownership in the respective Acquiring Fund than he or she did in the Acquired Fund prior to the Reorganizations.

     If the shareholders of the Acquired Funds approve the Reorganizations at the Meetings, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganizations will take place during the first calendar quarter of 2000. Neither Reorganization is dependent on the consummation of the other Reorganization.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE DOGS OF THE MARKET FUND AND THE AGGRESSIVE GROWTH FUND APPROVE THE VALUE FUNDS AGREEMENT AND PLAN AND GROWTH FUNDS AGREEMENT AND PLAN, RESPECTIVELY.

TERMS OF THE PLANS

     THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT TERMS OF THE PLANS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE VALUE FUNDS AGREEMENT AND PLAN AND THE GROWTH FUNDS AGREEMENT AND PLAN, ATTACHED HERETO AS EXHIBIT I.

     VALUATION OF ASSETS AND LIABILITIES. The respective assets and liabilities of the Acquired Funds and the Acquiring Funds will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Valuation of Shares" in the O'Shaughnessy Funds Statement. Purchase orders for an Acquired Fund's shares which have not been confirmed as of the Valuation Time will be treated as assets of such Acquired Fund for purposes of the respective Reorganization; redemption requests with respect to an Acquired Fund's shares which have not settled as of the Valuation Time will be treated as liabilities of such Acquired Fund for purposes of the respective Reorganization.

     DISTRIBUTION OF CORRESPONDING SHARES. On the next full business day following the Valuation Time (the "Exchange Date"), each Acquiring Fund will issue to the respective Acquired Fund a number of Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of such Acquired Fund as of the Valuation Time. Such Acquired Fund will then liquidate and distribute the Corresponding Shares received by it pro rata to its shareholders in exchange for such shareholders' proportional interests in such Acquired Fund. The Corresponding Shares received by an Acquired Fund's shareholder will have the same aggregate net asset value as such shareholder's interest in such Acquired Fund as of the Valuation Time.

     EXPENSES. The expenses of each Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to the
Board of Directors, legal fees incurred in preparing Board of Directors materials, attending Board meetings and preparing the minutes thereof, and accounting fees associated with each Fund's financial statements. The Funds shall bear, pro rata according to their respective net assets on the Valuation Date, all expenses incurred in connection with the respective Reorganization, including, but not limited to, all costs related to the preparation of the respective Plan, the preparation and distribution of the registration statement of which this Proxy Statement and Prospectus is a part, the cost of preparing and filing a ruling request with the IRS (if applicable), other filing fees, legal and accounting fees, printing costs, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the respective Reorganization.

     REQUIRED APPROVALS. The completion of each Reorganization is conditioned upon, among other things, the receipt of certain regulatory approvals. In addition, the O'Shaughnessy Funds Articles of Incorporation (as amended to date) requires approval of each Reorganization by the affirmative vote of the respective Acquired Fund's shareholders representing no less than a majority of the total number of votes entitled to be cast thereon.

     AMENDMENTS AND CONDITIONS. The Plans may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Acquired Fund and Acquiring Fund pursuant to the respective Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, the requisite approval of the respective Reorganization by such Acquired Fund's shareholders, the receipt of an opinion of counsel as to tax matters, the receipt of opinions of counsel as to certain securities matters and the confirmation by the respective Acquired Fund and Acquiring Fund of the continuing accuracy of their respective representations and warranties contained in such Plan.

     TERMINATION, POSTPONEMENT AND WAIVERS. Each Plan may be terminated, and the respective Reorganization abandoned at any time, whether before or after adoption thereof by the respective Acquired Fund's shareholders, prior to the Exchange Date or the Exchange Date may be postponed: (i) by the Board of Directors; (ii) by an Acquired Fund if any condition to such Acquired Fund's obligations has not been fulfilled or waived; or (iii) by an Acquiring Fund if any condition to such Acquiring Fund's obligations has not been fulfilled or waived.

POTENTIAL BENEFITS TO SHAREHOLDERS AS A RESULT OF THE REORGANIZATIONS

     Fund management and the Board of Directors have identified certain potential benefits to shareholders that are likely to result from the Reorganizations. First, following the Reorganizations, shareholders of an Acquired Fund will remain invested in a diversified open-end fund which has the same Manager, substantially the same investment objective and similar, though not identical, investment techniques. That is, both of the Value Funds seek large, blue chip companies with high dividend yields that suggest that the company's stock is undervalued. Dividend yield is the final determinant of stock selection for both Funds. The main difference is the universe from which stocks are selected: the Dogs of the Market Fund includes stocks based on dividend yield from the thirty- stock Dow Jones Industrial Average and the 400-stock S&P 400 Industrial Average. The Cornerstone Value Fund, on the other hand, holds stocks based on their dividend yield from the O'Shaughnessy Market Leaders Universe(TM), which consists of over 600 issuers. The other difference is the number of stocks held by each Fund - thirty by the Dogs of the Market Fund and fifty by the Cornerstone Value Fund, making the latter a somewhat more diversified portfolio. With respect to the Growth Funds, both ultimately rely on price momentum as the final criterion for stock selection. The stock selection strategy of the Aggressive Growth Fund is composed of eight quantitative models, all of which have as a final criterion price momentum. The strategy of the Aggressive Growth Fund is to buy inexpensive stocks (determined on the basis of low price-to-sales ratios, a price/earnings growth rate of 3-5 and a price/earnings ratio of less than 40), that are growing or are projected to grow in value (based on certain objective factors identified by the Manager) and are moving in price (26 and 52 week price momentum). The strategy of the Cornerstone Growth Fund is to buy inexpensive stocks, based on a low price to sales ratio, that are moving in price (price momentum).

     A second advantage to shareholders relates to the potential for reduced operating expenses due to economies of scale. The net assets of the Cornerstone Value Fund and Cornerstone Growth Fund as of September 30, 1999 were $26,298,592 and $120,706,544, respectively. These would increase by the amount of the net assets of each of the Acquired Funds at the time of the Reorganizations. As of September 30, 1999, those amounts were approximately $17,746,000 in the case of the Dogs of the Market Fund, and $12,069,000 in the case of the Aggressive Growth Fund. Certain fixed costs, such as printing of prospectuses and reports sent to shareholders, legal and audit fees, and registration fees would be spread across a larger asset base. This would tend to lower the expense ratio borne by shareholders of both the Acquiring Funds and the Acquired Funds, but the effect would be considerably more significant in the case of shareholders of the Acquired Funds. This is because the Acquired Funds are smaller, and effective September 30, 1999, the Manager ceased its previous practice of reducing certain fees payable by, or reimbursing certain expenses to, the Acquired Funds in order to ensure that the Acquired Funds maintained their total operating expenses below specified levels. See "Summary -- Fee Tables" and "Comparison of the Funds -- Expenses." As described above under "Comparison of the Funds -- Management -- Management Arrangements and Fees" and "-- Administration Arrangements and Fees," after the Reorganizations, the Combined Funds will, on a pro forma basis, pay a management fee and administration fee to the Manager and the Administrator, respectively, at the same effective annual rate as currently paid by the Funds. To illustrate potential benefits to the Acquired Funds as a result of the Reorganizations, including potential economies of scale, on September 30, 1999, the total operating expenses as a percent of net assets, for the Dogs of the Market Fund were 1.09% (based on Fund net assets of approximately $17.7 million) and the total operating expenses, as a percent of net assets, for the Aggressive Growth Fund were 1.97% (based on Fund net assets of approximately $12.1 million). Absent the aforementioned fee reductions and reimbursements by the Manager of the expenses of the Dogs of the Market Fund and the Aggressive Growth Fund, the total operating expenses of such Funds, as a percent of net assets, would have been 150% and 2.23%, respectively, for the fiscal period ended September 30, 1999. If the Reorganizations had taken place on that date, the total operating expenses, as a percent of net assets, for the Pro Forma Cornerstone Value Fund and the Pro Forma Cornerstone Growth Fund, on a pro forma combined basis, would have been 1.30% (based on Fund net assets of approximately $44.0 million) and 1.10% (based on Fund net assets of approximately $132.8 million), respectively, each as of such date.

     The following table sets forth the total net assets of each of the Value Funds and each of the Growth Funds as of the dates indicated.

                               Total Net Assets of

                    Dogs of the     Cornerstone      Aggressive     Cornerstone
    Date            Market Fund      Value Fund     Growth Fund     Growth Fund
    ----            ------------    ------------    ------------    ------------
As of 9/30/97       $  7,248,063    $ 13,469,376    $  5,584,248    $ 91,258,550
As of 9/30/98       $ 22,627,210    $ 21,926,393    $  8,342,782    $ 80,378,649
As of 9/30/99       $ 17,746,399    $ 26,298,592    $ 12,069,457    $120,706,544

     The table illustrates that the net assets of the Cornerstone Value Fund have experienced an increase, while the net assets of the Dogs of the Market Fund have recently experienced a decrease. The net assets of both the Cornerstone Growth Fund and the Aggressive Growth Fund have recently experienced increases, but to a much more substantial degree in the case of the Cornerstone Growth Fund. Were these trends to continue, the Acquiring Funds would experience increasing economies of scale, which should have the effect of reducing their overall operating expense ratios. The Aggressive Growth Fund would experience less significant benefits and the Dogs of the Market Fund would experience the opposite result, that is, a higher operating expense ratio due to a continuing reduction in assets. Although there can be no certainty that the foregoing trends would in fact continue, the Manager believes that the economies of scale that may be realized as a result of the Reorganizations would be beneficial to the shareholders of the Acquired Funds.

     Based on the foregoing, the Board of Directors concluded that the Reorganizations present no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

     In approving the Reorganizations, the Board of Directors determined that the net asset value of the Funds would not be diluted as a result of the Reorganizations. See "The Reorganization - General."

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

     GENERAL. Each Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. As a condition to closing of each Reorganization, each of the Value Funds and Growth Funds will receive an opinion of Swidler Berlin Shereff Friedman, LLP substantially to the effect that for Federal income tax purposes: (a) the respective Reorganization, as described herein, should constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and (b) assuming that the respective Reorganization qualifies as a reorganization within the meaning of Section 368(a)(1)(C) of the
Code: (i) each Fund will each be deemed a "party" to such Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of an Acquired Fund upon the receipt of Corresponding Shares in the respective Reorganization solely in exchange for their shares of such Acquired Fund; (iii) in accordance with Section 358 of the Code, immediately after each
Reorganization, the tax basis of the Corresponding Shares received by a shareholder of the respective Acquired Fund in such Reorganization will be equal, in the aggregate, to the tax basis of the shares of such Acquired Fund surrendered in exchange therefor; (iv) in accordance with Section 1223(1) of the Code, the holding period of the Corresponding Shares received by a shareholder of an Acquired Fund in the respective Reorganization will include the holding period of the shares of such Acquired Fund immediately prior to such Reorganization (provided that at the time of such Reorganization the shares of such Acquired Fund were held as capital assets); (v) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by an Acquired Fund on the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of such Acquired Fund by the respective Acquiring Fund solely in exchange for the Corresponding Shares or on the distribution of the Corresponding Shares to such Acquired Fund's shareholders; (vi) under Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund on the exchange of its shares for the respective Acquired Fund's assets and the assumption by such Acquiring Fund of such Acquired Fund's liabilities; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of an Acquired Fund in the hands of the respective Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the consummation of the respective Reorganization; (viii) in accordance with Section 1223(2) of the Code, the holding period of the transferred assets in the hands of an Acquiring Fund will include the holding period of such assets in the hands of the respective Acquired Fund; and (ix) the taxable year of an Acquired Fund will end on the effective date of the respective Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, the respective Acquiring Fund will succeed to and take into account certain tax attributes of such Acquired Fund, such as earnings and profits and capital loss carryovers.

     An opinion of counsel does not have the effect of a private letter ruling from the IRS and is not binding on the IRS or any court. If a Reorganization fails to qualify as a reorganization within the meaning of Section 368 of the Code, the Reorganization would be treated as a taxable sale of assets followed by a taxable liquidation of the respective Acquired Fund.

     To the extent an Acquiring Fund has unrealized capital gains at the time of the respective Reorganization, the respective Acquired Fund's shareholders may incur taxable gains in the year that such Acquiring Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of such Acquiring Fund's shares at the time they were exchanged for assets of such Acquired Fund in the respective Reorganization. Conversely, shareholders of an Acquiring Fund will share in unrealized capital gains of the respective Acquired Fund after the respective Reorganization and bear a tax consequence on the subsequent realization of such gains. It is anticipated that each Acquired Fund will be required to dispose of a substantial portion of its investment portfolio prior to consummation of the Reorganization, and any income or gain resulting therefrom generally will be distributed to shareholders of the applicable Acquired Fund (in either cash or additional shares), which will be taxable thereto. Shareholders should consult their tax advisers regarding the effect of the Reorganizations in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganizations.

     STATUS AS A REGULATED INVESTMENT COMPANY. All Funds have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganizations, the Combined Funds intend to continue to operate so as to qualify as regulated investment companies.

CAPITALIZATION

     The following table sets forth as of September 30, 1999: (i) the capitalization of the Dogs of the Market Fund, (ii) the capitalization of the Cornerstone Value Fund, (iii) the pro forma capitalization of the Pro Forma
Cornerstone Value Fund, as adjusted to give effect to the Value Funds Reorganization, (iv) the capitalization of the Aggressive Growth Fund, (v) the capitalization of the Cornerstone Growth Fund, and (vi) the pro forma capitalization of the Pro Forma Cornerstone Growth Fund, as adjusted to give effect to the Growth Funds Reorganization.

   CAPITALIZATION OF THE DOGS OF THE MARKET FUND, THE CORNERSTONE VALUE FUND, THE PRO FORMA CORNERSTONE VALUE FUND (ON A PRO FORMA BASIS), THE AGGRESSIVE
    GROWTH FUND, THE CORNERSTONE GROWTH FUND AND THE CORNERSTONE GROWTH FUND
             (ON A PRO FORMA BASIS), EACH AS OF SEPTEMBER 30, 1999.

                                                                                           Unaudited
                                              Unaudited                                    Pro Forma
               Dogs of the                    Pro Forma      Aggressive    Cornerstone    Cornerstone
                  Market      Cornerstone    Cornerstone       Growth         Growth         Growth
                   Fund        Value Fund     Value Fund*       Fund           Fund           Fund*
               ------------   ------------   ------------   ------------   ------------   ------------
TOTAL NET
ASSETS:        $17,746,399   $26,298,592     $44,044,991     $12,069,457   $120,706,544   $132,776,001

SHARES
OUTSTANDING:     1,461,173     2,210,009       3,701,303         826,343      9,768,438     10,742,395

NET ASSET
VALUE PER
SHARE:         $     12.15   $     11.90     $     11.90     $     14.61   $      12.36   $      12.36

----------
* Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of the Dogs of the Market Fund or the Aggressive Growth Fund, as applicable, that would have been transferred to the Pro Forma Cornerstone Value Fund and the Pro Forma Cornerstone Growth Fund, respectively, had the Reorganizations been consummated on October 1, 1998. Assumes distribution of undistributed net investment income and undistributed realized capital gains. No assurance can be given as to how many Corresponding Shares will be issued on the date the Reorganizations take place, and the foregoing should not be relied upon to reflect the number of Corresponding Shares that actually will be issued on or after such date.

                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on January 21, 2000, at the Stamford Marriot, 2 Stamford Forum, Stamford, Connecticut, at 4:00 p.m., Eastern Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Dogs of the Market Fund or the Aggressive Growth Fund, as the case may be. Although mere attendance at a Meeting will not revoke a proxy, a shareholder present at a Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies received at or prior to a Meeting, unless such proxies previously have been revoked, will be voted at such Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the respective Plan.

     It is not anticipated that any matters other than the adoption of the Plan will be brought before each Meeting. If, however, any other business properly is brought before a Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of the Acquired Funds at the close of business on December 7, 1999 (the "Record Date") are entitled to vote at the respective Meeting or any adjournment thereof. At the close of business on the Record Date, there were ______________ and ___________ shares of the Dogs of the Market Fund and the Aggressive Growth Fund, respectively, issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE FUNDS

     To the knowledge of each Fund, as of the Record Date, the following shareholders, if any, owned more than 5% of the outstanding voting securities of such Fund:

                                   Name and Address            Percentage and
Name of Fund                        of Shareholder            Type of Ownership
------------                        --------------            -----------------
Dogs of the Market Fund      None                                     *

Aggressive Growth Fund       Charles Schwab & Co., Inc.        [21.43%]; record
                             for the Exclusive Benefit         ownership
                             of Customers ("Charles Schwab")
                             San Francisco, California 94104

Cornerstone Value Fund       Charles Schwab                    [42.56%]; record
                             San Francisco, California 94104   ownership

Cornerstone Growth Fund      None                                     *

     Assuming that Charles Schwab owns the same number of shares of the Aggressive Growth Fund and the Cornerstone Value Fund on the date of consummation of the Reorganizations as on the Record Date, Charles Schwab will own of record, on a pro form basis, ________ and ___________ shares of the Value Combined Fund and Growth Combined Fund, respectively, after completion of the Reorganizations.

     At the Record Date, the directors and officers of the O'Shaughnessy Funds as a group (__ persons) owned an aggregate of less than 1% of the outstanding shares of the Dogs of the Market Fund [and owned an aggregate of less than 1% of the outstanding shares of common stock of O'Shaughnessy Funds]. [TO BE CONFIRMED]

     At the Record Date, the directors and officers of the O'Shaughnessy Funds as a group (__ persons) owned an aggregate of less than 1% of the outstanding shares of the Aggressive Growth Fund [and owned an aggregate of less than 1% of the outstanding shares of common stock of O'Shaughnessy Funds. [TO BE CONFIRMED]

     At the Record Date, the directors and officers of the O'Shaughnessy Funds as a group (___ persons) owned an aggregate of less than 1% of the outstanding shares of the Cornerstone Value Fund [and owned an aggregate of less than 1% of the outstanding shares of common stock of O'Shaughnessy Funds] [TO BE CONFIRMED]

     At the Record Date, the directors and officers of the O'Shaughnessy Funds as a group (__ persons) owned an aggregate of less than 1% of the outstanding shares of the Cornerstone Growth Fund [and owned an aggregate of less than 1% of the outstanding shares of common stock of O'Shaughnessy funds. [TO BE CONFIRMED]

VOTING RIGHTS AND REQUIRED VOTE

     Each share of an Acquired Fund is entitled to one vote. Approval of the Value Funds Agreement and Plan and the Growth Funds Agreement and Plan requires the affirmative vote of shareholders of the Dogs of the Market Fund and the Aggressive Growth Fund, respectively, representing a majority of the total votes entitled to be cast thereon.

     Broker-dealer firms holding shares of any of the Acquired Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. Broker-dealer firms will not be permitted to grant voting authority without instructions with respect to the approval of the Plans. Each of the Acquired Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked "abstain" or broker non-votes will be counted as present for the purposes of determining a quorum. Since approval of the Value Funds Agreement and Plan and Growth Funds Agreement and Plan requires the affirmative vote of shareholders representing no less than a majority of the shares entitled to vote of the Dogs of the Market Fund and the Aggressive Growth Fund, respectively, abstentions and broker non-votes will have the same effect as a vote against approval of the Value Funds Agreement and Plan or Growth Funds Agreement and Plan, as the case may be.

     A quorum for each Acquired Fund for purposes of the Meeting consists of one-third of the shares of such Acquired Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Acquired Fund's shareholders is not present or if a quorum is present but sufficient votes in favor of the Value Funds Agreement and Plan or Growth Funds Agreement and Plan, as the case may be, are not received from the shareholders of the respective Acquired Fund, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Acquired Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of such Acquired Fund.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by the Funds pro rata according to the aggregate net assets of each Fund's portfolio on the date of the Value Funds Reorganization or Growth Funds Reorganization, as the case may be. Such expenses are currently estimated to be approximately $______________ in the aggregate.

     Each of the Acquired Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to its beneficial owners of shares of and will reimburse certain persons that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners.

     In order to obtain the necessary quorums at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Acquired Funds. The cost of soliciting proxies will be borne by the Acquired Funds on a pro rata basis.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which O'Shaughnessy Funds has filed on behalf of the Funds with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the Commission. Proxy material, reports and other information filed by the Funds (or by O'Shaughnessy Funds on behalf of the Funds) can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the O'Shaughnessy Funds Prospectuses, the O'Shaughnessy Funds Statement, other material incorporated by reference and other information regarding the Funds.

                                LEGAL PROCEEDINGS

     There are no material legal proceedings to which any of the Funds is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganizations will be passed upon for the Funds by Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York.

                                     EXPERTS

     The financial highlights of the Funds included in this Proxy Statement and Prospectus have been so included in reliance on the report of McGladrey & Pullen, LLP, independent auditors, given their authority as experts in auditing and accounting. The business address of McGladrey & Pullen, LLP is 555 Fifth Avenue, New York, New York 10017-2416.

                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at any subsequent meeting of shareholders of an Acquired Fund must be received by such Acquired Fund in a reasonable time before the Board of Directors' solicitation relating to such meeting is to be made in order to be considered in such Acquired Fund's proxy statement and form of proxy relating to the meeting.

                                        By Order of the Board of Directors,

                                        STEVEN J. PAGGIOLI
                                        Secretary, O'Shaughnessy Funds, Inc.

                                                                       EXHIBIT I








                      AGREEMENT AND PLAN OF REORGANIZATION

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
1.   Defined Terms; Sections and Exhibits; Miscellaneous Terms............  I-1
          a. Definitions..................................................  I-1
          b. Use of Defined Terms.........................................  I-4
          c. Sections and Exhibits........................................  I-4
          d. Miscellaneous Terms..........................................  I-4

2.   the Reorganization(s)................................................  I-4
          a. Transfer of Assets...........................................  I-4
          b. Assumption of Liabilities....................................  I-4
          c. Issuance and Valuation of Corresponding Shares...............  I-5
          d. Distribution of Corresponding Shares to Acquired Fund
          e  Shareholders.................................................  I-5
          f. Valuation Time...............................................  I-5
          g. Evidence of Transfer.........................................  I-5
          h. Termination..................................................  I-5
          i. Separate Agreements; Reorganizations Not Conditioned
             On Each Other................................................  I-6

3.   Representations and Warranties of the Acquired Fund..................  I-6
          a. Financial Statements.........................................  I-6
          b. Semi-annual Report to Shareholders...........................  I-6
          c. Prospectus and Statement of Additional Information...........  I-6
          d. Litigation...................................................  I-6
          e. Material Contracts...........................................  I-6
          f. Undisclosed Liabilities......................................  I-6
          g. Taxes........................................................  I-6
          h. Assets.......................................................  I-7
          i. Consents.....................................................  I-7
          j. N-14 Registration Statement..................................  I-7
          k. Capitalization...............................................  I-7

4.   Representations and Warranties of the Acquiring Fund.................  I-7
          a. Financial Statements.........................................  I-7
          b. SemI-annual Report to Shareholders...........................  I-8
          c. Prospectus and Statement of Additional Information...........  I-8
          d. Litigation...................................................  I-8
          e. Material Contracts...........................................  I-8
          f. Undisclosed Liabilities......................................  I-8
          g. Taxes........................................................  I-8
          h. Consents.....................................................  I-8
          i. N-14 Registration Statement..................................  I-8
          j. Capitalization...............................................  I-9
          k. Corresponding Shares.........................................  I-9

5.   Covenants............................................................  I-9
          a. Special Shareholders' Meeting................................  I-9
          b. Unaudited Financial Statements...............................  I-9
          c. Share Ledger Records of the Acquiring Fund..................  I-10
          d. Conduct of Business.........................................  I-10
          e. Termination of the Acquired Fund............................  I-10
          f. Filing of N-14 Registration Statement.......................  I-10
          g. Corresponding Shares........................................  I-10
          h. Tax Returns.................................................  I-10
          i. Combined Proxy Statement and Prospectus Mailing.............  I-11
          j. Confirmations of Tax Basis..................................  I-11
          k. Shareholder List............................................  I-11
          l. the Acquiring Fund's Continued Existence....................  I-11

6.   Exchange Date.......................................................  I-11

7.   Conditions of the Acquired Fund.....................................  I-11
          a. Representations and Warranties..............................  I-11
          b. Performance.................................................  I-11
          c. Shareholder Approval........................................  I-11
          d. Approval of Board of Directors of O'Shaughnessy Funds.......  I-11
          e. Deliveries by the Acquiring Fund............................  I-12
          f. No Adverse Change...........................................  I-12
          g. Absence of Litigation.......................................  I-12
          h. N-14 Registration Statement.................................  I-12
          i. Compliance With Laws; No Adverse Action or Decision.........  I-12
          j. Commission Orders or Interpretations........................  I-13

8.   Conditions of the Acquiring Fund....................................  I-13
          a. Representations and Warranties..............................  I-13
          b. Performance.................................................  I-13
          c. Shareholder Approval........................................  I-13
          d. Approval of Board of Directors of O'Shaughnessy Funds.......  I-13
          e. Deliveries by the Acquired Fund.............................  I-13
          f. No Adverse Change...........................................  I-13
          g. Absence of Litigation.......................................  I-13
          h. N-14 Registration Statement.................................  I-14
          i. Compliance With Laws; No Adverse Action or Decision.........  I-14
          j. Commission Orders or Interpretations........................  I-14
          k. Assets......................................................  I-14
          l. Dividends...................................................  I-14

9.   Termination, Postponement and Waivers...............................  I-14
          a. Termination of Agreement....................................  I-14
          b. Commission Order............................................  I-15
          c. Effect of Termination.......................................  I-15
          d. Waivers; Non-material Changes...............................  I-15

10.  Survival of Representations and Warranties; Indemnification.........  I-15
          a. Survival....................................................  I-15
          b. Indemnification Obligations of the Acquired Fund............  I-15
          c. Indemnification Obligations of the Acquiring Fund...........  I-16
          d. Indemnification Procedure...................................  I-16

11.  Other Matters.......................................................  I-17
          a. Legend......................................................  I-17
          b. Further Assurances..........................................  I-17
          c. Notices.....................................................  I-17
          d. Entire Agreement............................................  I-18
          e. Amendment...................................................  I-18
          f. Governing Law...............................................  I-18
          g. Assignment..................................................  I-18
          h. Fees and Expenses...........................................  I-18
          i. Severability................................................  I-18
          j. Headings....................................................  I-18
          k. Counterparts................................................  I-18

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the ___ day of November, 1999, by and between O'SHAUGHNESSY FUNDS, INC. ("O'Shaughnessy Funds") on behalf of each Acquired Fund (as defined herein) and each Acquiring Fund (as defined herein), each a separate investment portfolio of O'Shaughnessy Funds.

                             PLANS OF REORGANIZATION

     WHEREAS, this Agreement constitutes a separate agreement and plan of reorganization between each of the following group of parties: (i) the O'Shaughnessy Dogs of the Market(TM) Fund (the "Dogs of the Market Fund") and the O'Shaughnessy Cornerstone Value Fund (the "Cornerstone Value Fund," and together with the Dogs of the Market Fund, the "Value Funds") and (ii) the O'Shaughnessy Aggressive Growth Fund (the "Aggressive Growth Fund") and the O'Shaughnessy Cornerstone Growth Fund (the "Cornerstone Growth Fund," and together with the Aggressive Growth Fund, the "Growth Funds"). The Dogs of the Market Fund and the Aggressive Growth Fund are sometimes referred to herein collectively as the "Acquired Funds" and individually as an "Acquired Fund," as the context requires. The Cornerstone Value Fund and the Cornerstone Growth Fund are sometimes referred to herein collectively as the "Acquiring Funds" and individually as an "Acquiring Fund," as the context requires;

     WHEREAS, each reorganization will consist of (i) the acquisition of an Acquired Fund's Assets (as defined herein), and assumption of that Acquired Fund's Assumed Liabilities (as defined herein), by the respective Acquiring Fund solely in exchange for an aggregate value of shares of such Acquiring Fund (the "Corresponding Shares"), equal to the net asset value of such Acquired Fund's Assets determined in accordance with Section 2(c) hereof, (ii) the subsequent distribution by that Acquired Fund of such Acquiring Fund's Corresponding Shares to its shareholders in exchange for such shareholders' respective shares of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the termination, as promptly as practicable thereafter, of the Acquired Fund, all upon and subject to the terms hereinafter set forth (each a "Reorganization" and collectively, the "Reorganizations");

     WHEREAS, it is intended that each Reorganization described herein shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision; and

     WHEREAS, the consummation of one Reorganization is not conditioned upon the consummation of the other Reorganization.

                                    AGREEMENT

     NOW, THEREFORE, in order to consummate each Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Acquired Fund and Acquiring Fund hereby agrees as follows:

1.   DEFINED TERMS; SECTIONS AND EXHIBITS; MISCELLANEOUS TERMS.

     a. DEFINITIONS. As used herein the following terms have the following respective meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "ACQUIRED FUND" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof. For purposes of this Agreement, the term "Acquired Fund" shall refer to the Dogs of the Market Fund in respect of the Value Funds Reorganization and the Aggressive Growth Fund in respect of the Growth Funds Reorganization.

          "ACQUIRING FUND" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof. For purposes of this Agreement, the term "Acquiring Fund" shall refer to the Cornerstone Value Fund in respect of the Value Funds Reorganization and the Cornerstone Growth Fund in respect of the Growth Funds Reorganization.

          "AGGRESSIVE GROWTH FUND" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof.

          "AGREEMENT" has the meaning ascribed thereto in the introduction hereof.

          "ASSETS" has the meaning ascribed thereto in Section 2(a) hereof. For purposes of this Agreement, the term "Assets" shall refer to the Assets of (i) the Dogs of the Market Fund in the case of the Value Funds Reorganization and
(ii) the Aggressive Growth Fund in the case of the Growth Funds Reorganization.

          "ASSUMED LIABILITIES" has the meaning ascribed thereto in Section 2(b) hereof. For purposes of this Agreement, the term "Assumed Liabilities" shall refer to the Assumed Liabilities of (i) the Dogs of the Market Fund in the case of the Value Funds Reorganization and (ii) the Aggressive Growth Fund in the case of the Growth Funds Reorganization.

          "CODE" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof.

          "COMMISSION" shall mean the Securities and Exchange Commission.

          "CORNERSTONE GROWTH FUND" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof.

          "CORNERSTONE VALUE FUND" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof.

          "CORRESPONDING SHARES" has the meaning ascribed thereto in the second paragraph under the heading "Plans of Reorganization" hereof. For purposes of this Agreement, the term "Corresponding Shares" shall refer to the Corresponding Shares of (i) the Cornerstone Value Fund in the case of the Value Funds Reorganization and (ii) the Cornerstone Growth Fund in the case of the Growth Funds Reorganization.

          "DOGS OF THE MARKET FUND" has the meaning ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "EXCHANGE DATE" has the meaning ascribed thereto in Section 6 hereof.

          "FUNDS" shall mean the Value Funds and the Growth Funds.

          "GOVERNMENTAL AUTHORITY" shall mean any governmental or quasi-governmental authority including, without limitation, any Federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

          "GROWTH FUNDS REORGANIZATION" consists of (i) the acquisition of the Aggressive Growth Fund's Assets, and assumption of the Aggressive Growth Fund's Assumed Liabilities, by the Cornerstone Growth Fund solely in exchange for an aggregate value of Corresponding Shares of the Cornerstone Growth Fund, equal to the net asset value of the Aggressive Growth Fund's Assets determined in accordance with Section 2(c) hereof, (ii) the subsequent distribution by the Aggressive Growth Fund of such Corresponding Shares to its shareholders in exchange for such shareholders' respective shares of the Aggressive Growth Fund in liquidation of the Aggressive Growth Fund, and (iii) the termination, as promptly as practicable thereafter, of the Aggressive Growth Fund.

          "INDEMNIFIED PARTY" has the meaning ascribed thereto in Section 10(b) hereof.

          "INDEMNIFYING PARTY" has the meaning ascribed thereto in Section 10(b) hereof.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

          "INVESTMENTS" shall mean, with respect to each Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein, with such additions thereto and deletions therefrom as may have arisen in the course of such Person's business up to such date; and
(ii) all other assets owned by such Person or liabilities incurred as of such date.

          "LIEN" shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment, or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

          "LOSSES" has the meaning ascribed thereto in Section 10(b) hereof.

          "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby, other than, in each case, any change relating to the economy or securities markets in general.

          "N-14  REGISTRATION  STATEMENT"  has the meaning  ascribed  thereto in
Section 3(j) hereof.

          "O'SHAUGHNESSY   FUNDS"  has  the  meaning  ascribed  thereto  in  the
introduction hereof.

          "O'SHAUGHNESSY FUNDS STATEMENT OF ADDITIONAL INFORMATION" shall mean the combined statement of additional information of the Funds, dated as of November 30, 1998, as amended or supplemented.

          "PERMITTED LIENS" shall mean, with respect to any Person, any Lien arising by reason of (i) taxes, assessments, governmental charges or claims that are either not yet delinquent, or being contested in good faith for which adequate reserves have been recorded, (ii) the Federal or state securities laws, and (iii) imperfections of title or encumbrances as do not materially detract from the value or use of the Assets or materially affect title thereto.

          "PERSON" shall mean any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "PROHIBITED ASSETS" has the meaning ascribed thereto in Section 2(a) hereof. For purposes of this Agreement, the term "Prohibited Assets" shall refer to the Prohibited Assets of (i) the Dogs of the Market Fund in the case of the Value Funds Reorganization and (ii) the Aggressive Growth Fund in the case of the Growth Funds Reorganization.

          "REORGANIZATION" and "REORGANIZATIONs" have the meanings ascribed thereto in the first paragraph under the heading "Plans of Reorganization" hereof. For purposes of this Agreement, the term "Reorganization" shall refer to the Value Funds Reorganization or the Growth Fund Reorganization, as the context requires.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SBSF" has the meaning ascribed thereto in Section 6 hereof.

          "VALUATION TIME" has the meaning ascribed thereto in Section 2(f) hereof.

          "VALUE FUNDS REORGANIZATION" consists of (i) the acquisition of the Dogs of the Market Fund's Assets, and assumption of the Dogs of the Market Fund's Assumed Liabilities, by the Cornerstone Value Fund solely in exchange for an aggregate value of Corresponding Shares of the Cornerstone Value Fund, equal to the net asset value of the Dogs of the Market Fund's Assets determined in accordance with Section 2(c) hereof, (ii) the subsequent distribution by the Dogs of the Market Fund of such Corresponding Shares to its shareholders in exchange for such shareholders' respective shares of the Dogs of the Market Fund in liquidation of the Dogs of the Market Fund, and (iii) the termination, as promptly as practicable thereafter, of the Dogs of the Market Fund.

     b. USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

     c. SECTIONS AND EXHIBITS. References in this Agreement to Sections and Exhibits are to Sections and Exhibits of and to this Agreement. The Exhibits, if any, to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

     d. MISCELLANEOUS TERMS. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2.   THE REORGANIZATION(S).

     a. TRANSFER OF ASSETS. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, on the Exchange Date, the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund shall purchase, acquire and accept from the Acquired Fund, free and clear of all Liens (other than Permitted Liens), substantially all of the assets (including interest accrued as of the Valuation Time on debt instruments) of the Acquired Fund (as to each Acquired Fund, such assets (excluding the Prohibited Assets) are collectively referred to herein as the "Assets"). Notwithstanding anything to the contrary in this Agreement, the Acquired Fund shall retain and shall not convey, transfer or deliver to the Acquiring Fund, and the Acquiring Fund shall not purchase, acquire or accept any Assets that the Acquiring Fund advises the Acquired Fund in writing, in accordance with Section 5(h) hereof, it is not permitted, or the Acquiring Fund reasonably believes to be unsuitable for it, to acquire (collectively, the "Prohibited Assets").

     b. ASSUMPTION OF LIABILITIES. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will assume and agree to pay, perform and discharge when due substantially all of the obligations and liabilities of the Acquired Fund then existing, whether absolute, accrued, contingent or otherwise (with respect to each Acquired Fund, collectively, the "Assumed Liabilities"); PROVIDED that recourse for such liabilities will be limited to the net Assets of the Acquired Fund acquired by the Acquiring Fund hereunder.

     c. ISSUANCE AND VALUATION OF CORRESPONDING SHARES. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the net asset value of the Assets of the Acquired Fund acquired by the Acquiring Fund hereunder, determined as hereinafter provided, shall be issued by the Acquiring Fund to the Acquired Fund in exchange for the Assets. The net asset value of each of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the procedures described in the O'Shaughnessy Funds Statement of Additional Information as of the Valuation Time. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund. The Acquiring Fund shall issue its Corresponding Shares to the Acquired Fund in one certificate or share deposit receipt registered in the name of the Acquired Fund.

     d. DISTRIBUTION OF CORRESPONDING SHARES TO ACQUIRED FUND SHAREHOLDERS. Pursuant to this Agreement, as soon as practicable after the Valuation Time, the Acquired Fund will distribute all Corresponding Shares received by it from the Acquiring Fund in connection with the Reorganization to its shareholders in exchange for their corresponding shares in the Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time and the delivery by the Acquired Fund of the certificate or share deposit receipt evidencing the Corresponding Shares received by it from the Acquiring Fund hereunder to Firstar Mutual Fund Services, LLC, as the transfer agent; PROVIDED, HOWEVER, that the Acquiring Fund shall not permit any such shareholder of the Acquired Fund (i) to receive dividends or other distributions on Corresponding Shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on the Acquiring Fund's books in accordance with this Section), (ii) exercise exchange privileges with respect to such Corresponding Shares, if any, or (iii) pledge or redeem such Corresponding Shares unless such shareholder has delivered a certificate or certificates evidencing his or her shares in the Acquired Fund accompanied by duly executed stock powers, duly surrendered his or her outstanding receipts for shares of the Acquired Fund or, in the event of lost, stolen or destroyed stock certificates or receipts for shares, posted adequate bond or submitted a lost certificate affidavit, as the case may be. The Acquired Fund shall, at its expense, request its shareholders to deliver any such stock certificate(s), surrender such receipts for shares, post adequate bond or submit a lost certificate affidavit, as the case may be. In the event that a shareholder is not permitted to receive dividends or other distributions on Corresponding Shares in cash as provided in this Section, the Acquiring Fund shall pay such dividends or other distributions in additional Corresponding Shares, notwithstanding any election such shareholder may have made previously with respect to the payment of dividends or other distributions on Corresponding Shares.

     e. INTEREST; PROCEEDS. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or proceeds it receives on or after the Exchange Date with respect to its Assets.

     f. VALUATION TIME. The Valuation Time shall be [4:00 P.M.], Eastern Time, on __________, 2000, or such earlier or later day and time as may be mutually agreed upon in writing between the parties hereto (the "Valuation Time").

     g. EVIDENCE OF TRANSFER. The Acquiring Fund and the Acquired Fund will jointly file any instrument as may be required by the State of Maryland to effect the transfer of the Assets to the Acquiring Fund.

     h. TERMINATION. The Acquired Fund's existence as a separate portfolio of O'Shaughnessy Funds will be terminated as soon as practicable following the Exchange Date by making any required filings with the State of Maryland.

     i. SEPARATE AGREEMENTS; REORGANIZATIONS NOT CONDITIONED ON EACH OTHER. Each of the respective parties hereto hereby agrees that this Agreement shall constitute a separate agreement and plan of reorganization between (i) the Value Funds in respect of the Value Funds Reorganization and (ii) the Growth Funds in respect of the Growth Funds Reorganization. The respective parties further agree that the consummation of the Value Funds Reorganization shall not be conditioned on the consummation of the Growth Funds Reorganization and the consummation of the Growth Funds Reorganization shall not be conditioned on the consummation of the Value Funds Reorganization.

3.   REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND.

     The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     a. FINANCIAL STATEMENTS. The Acquiring Fund has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquired Fund, each as of September 30, 1998, said financial statements having been examined by McGladrey & Pullen, LLP, independent public accountants. Such examined financial statements fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     b. SEMI-ANNUAL REPORT TO SHAREHOLDERS. The Acquiring Fund has been furnished with the Acquired Fund's Semi-Annual Report to Shareholders for the six months ended March 31, 1999, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     c. PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. The Acquiring Fund has been furnished with the Acquired Fund's Prospectus, dated November 30, 1998, as amended or supplemented, and said Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Insofar as it relates to the Acquired Fund, the O'Shaughnessy Funds Statement of Additional Information does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     d. LITIGATION. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund. The Acquired Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund.

     e. MATERIAL CONTRACTS. There are no material contracts outstanding to which O'Shaughnessy Funds, on behalf of the Acquired Fund, is a party that have not been disclosed in the N-14 Registration Statement, the Acquired Fund's Prospectus, the O'Shaughnessy Funds Statement of Additional Information or which will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

     f. UNDISCLOSED LIABILITIES. To its knowledge, the Acquired Fund has no material liabilities, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business since March 31, 1999, and those incurred in connection with the Reorganization.

     g. TAXES. The Acquired Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     h. ASSETS. The Acquired Fund has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens. The Acquired Fund is the direct sole and exclusive owner of the Assets. At the Exchange Date, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens.

     i. CONSENTS. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by the Acquired Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) the approval of not less than a majority of the shares of the Acquired Fund entitled to vote thereon, and (iii) the approval of a majority of the members of the Board of Directors of O'Shaughnessy Funds.

     j. N-14 REGISTRATION STATEMENT. The registration statement filed, or to be filed, by O'Shaughnessy Funds on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to the Acquired Fund (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement as provided in Section 5(f) hereof.

     k. CAPITALIZATION. The Acquired Fund is authorized to issue 25,000,000,000 shares of a single class, par value $0.0001 per share. As of the date hereof, the Acquired Fund has _______ shares (in the case of the Dogs of the Market
Fund) and _____ shares (in the case of the Aggressive Growth Fund) issued and outstanding. All issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for in connection with any automatic investment and dividend and distribution reinvestment plan available to its shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquired Fund to issue any of its shares or securities convertible into its shares.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

     The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     a. FINANCIAL STATEMENTS. The Acquired Fund has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquiring Fund, each as of September 30, 1998, said financial statements having been examined by McGladrey & Pullen, LLP, independent public accountants. Such examined financial statements fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     b. SEMI-ANNUAL REPORT TO SHAREHOLDERS. The Acquired Fund has been furnished with the Acquiring Fund's Semi-Annual Report to Shareholders for the six months ended March 31, 1999, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     c. PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. The Acquired Fund has been furnished with the Acquiring Fund's Prospectus and said Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Insofar as it relates to the Acquiring Fund, the O'Shaughnessy Funds Statement of Additional Information does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     d. LITIGATION. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund. The Acquiring Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund.

     e. MATERIAL CONTRACTS. There are no material contracts outstanding to which O'Shaughnessy Funds, on behalf of the Acquiring Fund, is a party that have not been disclosed in the N-14 Registration Statement, the Acquiring Fund's Prospectus, or the O'Shaughnessy Funds Statement of Additional Information or which will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

     f. UNDISCLOSED LIABILITIES. To its knowledge, the Acquiring Fund has no material liabilities, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since March 31, 1999 and those incurred in connection with the Reorganization.

     g. TAXES. The Acquiring Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     h. CONSENTS. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by the Acquiring Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and (ii) the approval of a majority of the members of the Board of Directors of O'Shaughnessy Funds.

     i. N-14 REGISTRATION STATEMENT. The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to the Acquiring Fund (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and
(ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement as provided in Section 5(f) hereof.

     j. CAPITALIZATION. The Acquiring Fund is authorized to issue 25,000,000,000 shares of a single class, par value $0.0001 per share. As of the date hereof, the Acquiring Fund has _______ shares (in the case of the Cornerstone Value
Fund) and ______ shares (in the case of the Cornerstone Growth Fund) issued and outstanding. All issued and outstanding shares of the Acquiring Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for in connection with any automatic investment and dividend and distribution reinvestment plan available to its shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquiring Fund to issue any of its shares or securities convertible into its shares.

     k. CORRESPONDING SHARES.

          i. The Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund and subsequently distributed by the Acquired Fund to its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

          ii. At or prior to the Exchange Date, the Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquiring Fund presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

5. COVENANTS.

     a. SPECIAL SHAREHOLDERS' MEETING. The Acquired Fund agrees to call a special meeting of its shareholders as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

     b. UNAUDITED FINANCIAL STATEMENTS.

          i. The Acquired Fund hereby agrees to furnish to the Acquiring Fund, at or prior to the Exchange Date, for the purpose of determining the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquired Fund with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of the Acquired Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

          ii. The Acquiring Fund hereby agrees to furnish to the Acquired Fund, at or prior to the Exchange Date, for the purpose of determining the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquiring Fund with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of the Acquiring Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     c. SHARE LEDGER RECORDS OF THE ACQUIRING FUND. The Acquiring Fund agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of the Acquired Fund in connection with the distribution of Corresponding Shares by the Acquired Fund to such shareholders in accordance with Section 2(c) hereof.

     d. CONDUCT OF BUSINESS. The Acquired Fund and the Acquiring Fund covenant and agree to operate their respective businesses as presently conducted between the date hereof and the Exchange Date; PROVIDED, HOWEVER, that the Acquired Fund shall be permitted to sell those Assets that constitute Prohibited Assets.

     e. TERMINATION OF THE ACQUIRED FUND. O'Shaughnessy Funds agrees that following the consummation of the Reorganization, (i) it will terminate the existence of the Acquired Fund in accordance with the laws of the State of Maryland and any other applicable law; (ii) it will not make on behalf of the Acquired Fund any distributions of any Corresponding Shares other than to the shareholders of the Acquired Fund and without first paying or adequately providing for the payment of all of the liabilities of the Acquired Fund not assumed hereunder, if any; and (iii) on and after the Exchange Date it shall not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund

     f. FILING OF N-14 REGISTRATION STATEMENT. O'Shaughnessy Funds will file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof.

     g. CORRESPONDING SHARES. The Acquired Fund agrees that it will not sell or otherwise dispose of any of the Corresponding Shares to be received by it from the Acquiring Fund in connection with the Reorganization, except in distribution to the shareholders of the Acquired Fund in accordance with the terms hereof.

     h. TAX RETURNS. Each of the respective parties hereto agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, each of the respective parties hereto agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquiring Fund for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, the Acquired Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquired Fund with respect to the Acquired Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding any of the foregoing, any expenses incurred by an Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by O'Shaughnessy Capital Management, Inc. at the time such tax returns and Forms 1099 are prepared.

     i. COMBINED PROXY STATEMENT AND PROSPECTUS MAILING. The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and
Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.

     j. CONFIRMATIONS OF TAX BASIS. The Acquired Fund will deliver to the Acquiring Fund on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to the Acquiring Fund hereunder, certified by PricewaterhouseCoopers, LLP.

     k. SHAREHOLDER LIST. As soon as practicable after the close of business on the Exchange Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Exchange Date and the number of shares of the Acquired Fund owned by each such shareholder as of such date, certified to the best of its knowledge and belief by the transfer agent or by O'Shaughnessy Funds on behalf of the Acquired Fund.

     l. THE ACQUIRING FUND'S CONTINUED EXISTENCE. Following the consummation of the Reorganization, the Acquiring Fund expects, and agrees to use all reasonable efforts, to stay in existence and continue its business as a separate portfolio of an open-end management investment company registered under the Investment Company Act.

6. EXCHANGE DATE. The closing of the transactions contemplated by this Agreement shall be at the offices of Swidler Berlin Shereff Friedman, LLP ("SBSF"), The Chrysler Building, 405 Lexington Avenue, New York, New York, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by each of the respective parties hereto. The date and time upon which such closing is to take place shall be referred to herein as the "Exchange Date." Except with respect to Prohibited Assets, to the extent that any of the Assets, for any reason, are not transferable on the Exchange Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund's account with Firstar Bank Milwaukee at the earliest practicable date thereafter.

7.   CONDITIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquired Fund only and may be waived, in whole or in part, by the Acquired Fund at any time in its sole discretion.

     a. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Acquiring Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. PERFORMANCE. The Acquiring Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

     c. SHAREHOLDER APPROVAL. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than a majority of the shares of the Acquired Fund, issued and outstanding and entitled to vote thereon, voting together as a single class.

     d. APPROVAL OF BOARD OF DIRECTORS OF O'SHAUGHNESSY FUNDS. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of O'Shaughnessy Funds.

     e. DELIVERIES BY THE ACQUIRING FUND. At or prior to the Exchange Date, the Acquiring Fund shall deliver to the Acquired Fund, against receipt of the Acquired Fund's Assets in accordance with Section 2(a) hereof, the following:

          i. the unaudited financial statements of the Acquiring Fund required by Section 5(b)(ii) hereof;

          ii. an opinion of SBSF, in form and substance satisfactory to the Acquired Fund, substantially to the effect that, for Federal income tax purposes, (i) the transfer of the Assets to the Acquiring Fund in exchange solely for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in this Agreement should constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and (ii) assuming that such transfer, exchange and assumption qualifies as a reorganization within the meaning of Section 368(a)(1)(C) of the Code: (a) each of the respective parties hereto will be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (b) in accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund on the acquisition of the Assets, and assumption of the Assumed Liabilities, by the Acquiring Fund solely in exchange for the Corresponding Shares or on the distribution of the Corresponding Shares to the Acquired Fund's shareholders as provided for in this Agreement; (c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the Assets in exchange for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in this Agreement; (d) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of the Acquired Fund on the receipt of Corresponding Shares in the Reorganization solely in exchange for its shares of the Acquired Fund; (e) in accordance with
     Section 362(b) of the Code, the tax basis of the Assets in the hands of the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (f) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by a shareholder of the Acquired Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of the Acquired Fund surrendered in exchange therefor; (g) in accordance with Section 1223(1) of the Code, the holding period of the Corresponding Shares received by a shareholder of the Acquired Fund in the Reorganization will include the holding period of the shares of the Acquired Fund immediately prior to the Reorganization (provided that at the time of the
     Reorganization the shares of the Acquired Fund were held as capital assets); (h) in accordance with Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the holding period of such Assets in the hands of the Acquired Fund; and (i) the taxable year of the Acquired Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and capital loss carryovers.

     f. NO ADVERSE CHANGE. There shall have occurred no material adverse change in the financial position of the Acquiring Fund since March 31, 1999 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

     g.  ABSENCE  OF   LITIGATION.   There  shall  not  be  pending  before  any
Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any of the respective parties hereto, contemplated by the Commission.

     i. COMPLIANCE WITH LAWS; NO ADVERSE ACTION OR DECISION. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquiring Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     j. COMMISSION ORDERS OR INTERPRETATIONS. The Acquired Fund shall have received from the Commission such orders or interpretations as SBSF, as counsel to the Acquired Fund, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; PROVIDED, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

8.   CONDITIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquiring Fund only and may be waived, in whole or in part, by the Acquiring Fund at any time in its sole discretion.

     a. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Acquired Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. PERFORMANCE. The Acquired Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

     c. SHAREHOLDER APPROVAL. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than a majority of the shares of the Acquired Fund, issued and outstanding and entitled to vote thereon, voting together as a single class.

     d. APPROVAL OF BOARD OF DIRECTORS OF O'SHAUGHNESSY FUNDS. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of O'Shaughnessy Funds.

     e. DELIVERIES BY THE ACQUIRED FUND. At or prior to the Exchange Date, the Acquired Fund shall deliver to the Acquiring Fund, against the assumption by the Acquiring Fund of the Assumed Liabilities and the receipt of the Corresponding Shares in accordance with Sections 2(b) and (c) hereof, respectively, the following:

          i. the unaudited financial statements of the Acquired Fund required by
     Section 5(b)(i) hereof;

          ii. an opinion of SBSF, in form and substance satisfactory to the Acquiring Fund, with respect to the matters specified in Section 7(e)(ii) hereof.

     f. NO ADVERSE CHANGE. There shall have occurred no material adverse change in the financial position of the Acquired Fund since March 31, 1999 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

     g.  ABSENCE  OF   LITIGATION.   There  shall  not  be  pending  before  any
Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any of the respective parties hereto, contemplated by the Commission.

     i. COMPLIANCE WITH LAWS; NO ADVERSE ACTION OR DECISION. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquired Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     j. COMMISSION ORDERS OR INTERPRETATIONS. The Acquired Fund shall have received from the Commission such orders or interpretations as SBSF, as counsel to the Acquired Fund, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; PROVIDED, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

     k. ASSETS. The Assets to be transferred to the Acquiring Fund, or the Assumed Liabilities to be assumed by the Acquiring Fund, hereunder shall not include a significant amount of assets or liabilities, as applicable, which the Acquired Fund, by reason of limitations in O'Shaughnessy Funds' Articles of Incorporation or otherwise, may not properly acquire or assume, as applicable.

     l. DIVIDENDS. Prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period from [INSERT DATE] to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from [INSERT DATE] to and including the Exchange Date.

9.   TERMINATION, POSTPONEMENT AND WAIVERS.

     a. TERMINATION OF AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10(a) hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Exchange Date, or the Exchange Date may be postponed, by notice in writing prior to the Exchange Date

          i.   by either of the respective parties hereto if :

               (1) the Boards of Directors of O'Shaughnessy Funds so agrees in writing;

               (2) the transactions contemplated by this Agreement have not been consummated by [INSERT DATE]; PROVIDED, HOWEVER, that the right to terminate or postpone this Agreement under this
                    Section 9(a)(i)(2) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of consummation of the transactions contemplated by this Agreement on or before such date; or

               (3) any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; PROVIDED, that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

          ii. by an Acquired Fund if any condition of the Acquired Fund's obligations set forth in Section 7 of this Agreement has not been fulfilled or waived by it; or

          iii. by an Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by it.

     b. COMMISSION ORDER. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Directors of O'Shaughnessy Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

     c. EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either of the respective parties hereto or Persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     d. WAIVERS; NON-MATERIAL CHANGES. At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the party hereto that is entitled to the benefit thereof, if, in the judgment of such party after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective party, on behalf of which such action is taken. In addition, the respective parties hereto have delegated to their respective investment adviser the ability to make non-material changes to this Agreement if such investment adviser deems it to be in the best interests of the trust for which it serves as investment adviser to do so.

10.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

     a. SURVIVAL. The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Acquired Fund nor the Acquiring Fund nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or shareholder of the Acquired Fund or the Acquiring Fund against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     b. INDEMNIFICATION OBLIGATIONS OF THE ACQUIRED FUND. The Acquired Fund hereby agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") which the Acquiring Fund may incur or sustain as a result of, relating to or arising out of, (i) any corporate obligation of the Acquired Fund, whether consisting of tax deficiencies or otherwise, required to be paid by the Acquiring Fund and based upon a claim or claims against the Acquired Fund which were omitted or not fairly reflected in the financial statements delivered to the Acquiring Fund in connection with the Reorganization; (ii) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by the Acquired Fund; (iii) the failure or threatened failure, in any material respect, of the Acquired Fund to fulfill any agreement or covenant of the Acquired Fund contained in this Agreement; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by the Acquiring Fund to the Acquired Fund. The party being indemnified is referred to herein as the "Indemnified Party" and the indemnifying party is referred to herein as the "Indemnifying Party."

     c. INDEMNIFICATION OBLIGATIONS OF THE ACQUIRING FUND. The Acquiring Fund hereby agrees to indemnify and hold harmless the Acquired Fund from and against any and all Losses which the Acquired Fund may incur or sustain as a result of, relating to or arising out of, (i) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by the Acquiring Fund; (ii) the failure or threatened failure, in any material respect, of the Acquiring Fund to fulfill any agreement or covenant of the Acquiring Fund contained in this Agreement; or
(iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by the Acquired Fund to the Acquiring Fund.

     d. INDEMNIFICATION PROCEDURE. In the event that any claim is made against the Acquiring Fund in respect of which indemnity may be sought by the Acquiring Fund from the Acquired Fund under Section 10(b) hereof, or in the event that any claim is made against the Acquired Fund in respect of which indemnity may be sought by the Acquired Fund from the Acquiring Fund under Section 10(c) hereof, then the Indemnified Party, with reasonable promptness and before payment of such claim, shall give written notice of such claim to the Indemnifying Party. If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the Acquired Fund and the Acquiring Fund that an indemnity amount is payable,
(B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

11.  OTHER MATTERS.

     a. LEGEND. Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any Person who at the time of the
Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c) of the Securities Act, the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such Person (if any) a legend as follows:

     THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE ISSUER THEREOF (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

     b. FURTHER ASSURANCES. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

     c. NOTICES. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to the Acquired Fund or the Acquiring Fund, as applicable, at the address set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto five (5) business days after being deposited in the United States mail and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

     If to the Acquired Fund and/or the Acquiring Fund, to:

          35 Mason Street
          Greenwich, Connecticut 06830
          Attention:  James P. O'Shaughnessy

     With a copy to:

          Swidler Berlin Shereff Friedman, LLP
          The Chrysler Building
          405 Lexington Avenue
          New York, New York 10174
          Attention: Joel H. Goldberg, Esq.

     d. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

     e. AMENDMENT. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by the respective parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     f. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of [New York] applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

     g. ASSIGNMENT. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect.

     h. FEES AND EXPENSES. With respect to expenses incurred in connection with the Reorganization, (i) the Acquiring Fund shall pay all expenses incurred which are solely attributable to the Acquiring Fund and the conduct of its business,
(ii) the Acquired Fund shall pay all expenses incurred which are solely attributable to the Acquired Fund and the conduct of its business, and (iii) the Acquired Fund and the Acquiring Fund shall pay all other expenses incurred in connection with the Reorganization pro rata according to each fund's net assets on the Valuation Date, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include costs of preparing and filing a federal tax ruling request (if applicable), legal and accounting fees, state securities fees (if any), printing costs, filing fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. If for any reason the Reorganization is not consummated, a party shall not be liable to the other party hereto for any damages resulting therefrom, including, without limitation, consequential damages, except to the extent that such party acted with willful misfeasance, bad faith, willful misconduct or reckless disregard.

     i. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     j. HEADINGS. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

     k. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

With respect to the Value Funds Reorganization:

                                        O'SHAUGHNESSY FUNDS, INC.,
                                          on behalf of O'Shaughnessy Dogs of the
                                          Market(TM) Fund


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        O'SHAUGHNESSY FUNDS, INC.,
                                          on behalf of O'Shaughnessy Cornerstone
                                          Value Fund


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

With respect to the Growth Funds Reorganization:

                                        O'SHAUGHNESSY FUNDS, INC.,
                                          on behalf of O'Shaughnessy Aggressive
                                          Growth Fund


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        O'SHAUGHNESSY FUNDS, INC.,
                                          on behalf of O'Shaughnessy Cornerstone
                                          Growth Fund


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                              SUBJECT TO COMPLETION
    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER ___, 1999

                            O'SHAUGHNESSY FUNDS, INC.
                    O'SHAUGHNESSY DOGS OF THE MARKET(TM) FUND
                      O'SHAUGHNESSY AGGRESSIVE GROWTH FUND
                                 35 MASON STREET
                          GREENWICH, CONNECTICUT 06830

                                   ----------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus (the "Proxy Statement and Prospectus"), dated November__, 1999, which has been filed by O'Shaughnessy Funds, Inc. ("O'Shaughnessy Funds" or the "Registrant") relating to the Reorganizations (as defined herein). Copies of the Proxy Statement and Prospectus may be obtained at no charge by writing to the O'Shaughnessy Funds at the address indicated above or by calling toll-free 1-877-OS-FUNDS. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement and Prospectus.

     Further information about the O'Shaughnessy Funds is contained in the Funds' Prospectuses and combined Statement of Additional Information, each dated November 30, 1998, and the Semi-Annual Reports of the Funds for the six-month period ended March 31, 1999. The Funds' combined Statement of Additional Information, dated November 30, 1998, and the Semi-Annual Reports of the Acquiring Funds for the six-month period ended March 31, 1999 are incorporated herein by reference and accompany this Statement of Additional Information.

     The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectuses and combined statement of additional information of the Funds, other material incorporated by reference and other information regarding the Funds.

                                TABLE OF CONTENTS

General Information..........................................................B-2

Financial Statements.........................................................B-2

Pro Forma Combined Statement of Assets and Liabilities for the
     O'Shaughnessy Dogs of the Market(TM) Fund and O'Shaughnessy
     Cornerstone Value Fund as of September 30, 1999 (Unaudited).............F-1
Pro Forma Combined Statement of Operations for the
     O'Shaughnessy Dogs of the Market(TM) Fund and O'Shaughnessy
     for the Cornerstone Value Fund year ended September 30, 1999
     (Unaudited).............................................................F-2


 The date of this Statement of Additional Information is ________________, 1999

                               GENERAL INFORMATION

     The shareholders of the O'Shaughnessy Dogs of the Market(TM) Fund (the "Dogs of the Market Fund" or an "Acquired Fund") and O'Shaughnessy Aggressive Growth Fund (the "Aggressive Growth Fund" or an "Acquired Fund," and together with the Dogs of the Market Fund, the "Acquired Funds") of O'Shaughnessy Funds are each being asked to approve an Agreement and Plan of Reorganization (the "Plan"). The Plan provides for the acquisition by the O'Shaughnessy Cornerstone Growth Fund (the "Cornerstone Growth Fund" or an "Acquiring Fund") of
substantially all of the assets, and assumption of substantially all of the liabilities, of the Aggressive Growth Fund, solely in exchange for an equal aggregate value of newly-issued shares of the O'Shaughnessy Cornerstone Growth Fund. The Plan further provides for the acquisition by the O'Shaughnessy Cornerstone Value Fund (the "Cornerstone Value Fund" or an "Acquired Fund" and together with the Cornerstone Growth Fund, the "Acquiring Funds") of substantially all of the assets, and assumption of substantially all of the liabilities, of the Dogs of The Market Fund, solely in exchange for an equal aggregate value of newly-issued shares of the O'Shaughnessy Cornerstone Value Fund. Each such transaction is referred to herein as a "Reorganization" and collectively, as the "Reorganizations." The consummation of a Reorganization is not conditioned upon the consummation of the other Reorganization. The Acquired Funds and the Acquiring Funds are sometimes collectively referred to herein as the "Funds".

     A Joint Special Meeting of the Acquired Funds' shareholders to consider the Reorganizations will be held at the Stamford Marriott, 2 Stamford Forum, Stamford, Connecticut on January 21, 2000, at 4:00 p.m., Eastern Time. The approximate mailing date of the Proxy Statement and Prospectus is December __, 1999.

     For further information about the Reorganizations, see the Combined Proxy Statement and Prospectus.

                              FINANCIAL STATEMENTS

     Unaudited Pro forma financial statements reflecting consummation of the Value Funds Reorganization are included herein.

     Audited financial statements and accompanying notes for the fiscal year ended September 30, 1998 for the Funds and the independent auditor's report thereon are incorporated herein by reference from the Funds' respective Annual Report to Shareholders, which accompany this Statement of Additional Information.

     Unaudited financial statements and accompanying notes for the six months ended March 31, 1999 for the Funds are incorporated by reference from the Funds' respective Semi-Annual Report to Shareholders for the six-month period ended March 31, 1999, which are incorporated herein by reference and accompany this Statement of Additional Information.

O'SHAUGHNESSY CORNERSTONE VALUE FUND
(COMBINED WITH DOGS OF THE MARKET FUND)

UNAUDITED PROFORMA STATEMENT OF ASSETS AND LIABILITIES
AS OF SEPTEMBER 30, 1999

                                                                                                  Pro Forma
                                              Cornerstone      Dogs of the      Pro Forma        Conrnerstone
                                               Value Fund      Market Fund     Adjustments        Value Fund
                                              ------------     ------------    ------------      ------------
ASSETS
  Investments in securities, at value         $ 25,949,235       17,667,126                        43,616,361
  Cash                                                                               10,744(1)         10,744
  Receivables:                                           0
    Portfolio securities sold                      504,912          341,560                           846,472
    Fund shares sold                                   500            3,004                             3,504
    Dividends and interest                          97,720           47,527                           145,247
    Other                                            5,005            3,500                             8,505
  Deferred organization costs                       10,532           10,744         (10,744)(1)        10,532
  Prepaid expenses and other                        11,622           17,078                            28,700
                                              ------------     ------------    ------------      ------------
        Total assets                            26,579,526       18,090,539               0        44,670,065
                                              ------------     ------------    ------------      ------------
LIABILITIES
  Payables:
    Fund shares repurchased                          9,358            7,517                            16,875
    Fund advanced by custodian                     233,414          317,354                           550,768
    Advisory fee                                    16,898            2,908                            19,806
    Administration fee                               3,397            1,606                             5,003
  Accrued expenses                                  17,867           14,755                            32,622
                                              ------------     ------------    ------------      ------------
        Total liabilities                          280,934          344,140               0           625,074
                                              ------------     ------------    ------------      ------------
NET ASSETS                                    $ 26,298,592       17,746,399               0        44,044,991
                                              ============     ============    ============      ============
COMPONENTS OF NET ASSETS
  Paid-in capital                             $ 24,814,069       16,996,655       1,552,944(2)     43,363,668
  (Accumulated) Undistributed net
    investment (loss) income                       565,497          271,390        (271,390)(2)       565,497
  (Accumulated) Undistributed net realized
    (loss) gain on investment transactions       1,820,214        1,281,554      (1,281,554)(2)     1,820,214
  Net unrealized appreciation (depreciation)
    of investments                                (901,188)        (803,200)                       (1,704,388)
                                              ------------     ------------    ------------      ------------
     Net assets                               $ 26,298,592       17,746,399               0        44,044,991
                                              ============     ============    ============      ============

----------
(1) Unamortized Organization Costs of the Acquired Fund to be liquidated on effective date of the respective Reorganization.
(2) (Accumulated) Undistributed Net Investment Income and Gain to be distributed and assumed to be reinvested in additional Fund shares.
(3)  Assumed expense reductions during the period reflecting Combined Funds.
(4)  Assumed expense subsidy not needed during period reflecting Combined Funds.

O'SHAUGHNESSY CORNERSTONE VALUE FUND
(COMBINED WITH DOGS OF THE MARKET FUND)

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                                                                                 Pro Forma
                                                  Cornerstone    Dogs of the    Pro Forma       Conrnerstone
                                                  Value Fund     Market Fund   Adjustments      Value Fund
                                                  -----------    -----------   -----------      -----------
INVESTMENT INCOME
  Income
    Dividends                                     $   968,020        567,835                      1,535,855
    Interest                                            8,380          2,862                         11,242
    Other                                             122,728         24,237                        146,965
                                                  -----------    -----------   -----------      -----------
        Total income                                1,099,128        594,934             0        1,694,062
                                                  -----------    -----------   -----------      -----------
  Expenses
    Advisory fees                                     204,286        164,117                        368,403
    Transfer agent fees                                32,449         26,293                         58,742
    Administration fees                                37,053         32,127                         69,180
    Custodian fees                                     26,647         16,315        (5,000)(3)       37,962
    Registration fees                                  20,878         25,793       (10,000)(3)       36,671
    Accounting fees                                    21,768         20,985       (20,985)(3)       21,768
    Audit fees                                          7,794          7,794        (7,794)(3)        7,794
    Reports to shareholders                            10,001         21,999       (10,000)(3)       22,000
    Legal fees                                          4,000          2,000        (2,000)(3)        4,000
    Insurance fees                                      2,218          2,052                          4,270
    Directors' fees                                     7,399          7,399                         14,798
    Miscellaneous fees                                  3,114          3,000        (3,000)(3)        3,114
    Amortization of deferred organization costs         5,038          5,037        (5,037)(3)        5,038
                                                  -----------    -----------   -----------      -----------
        Total expenses                                382,645        334,911       (63,816)         653,740
                                                  -----------    -----------   -----------      -----------
        Less: expense reimbursement                                  (92,281)       92,281(4)             0
        Net expenses                                  382,645        242,630        28,465          653,740
                                                  -----------    -----------   -----------      -----------
             NET INVESTMENT (LOSS) INCOME             716,483        352,304       (28,465)       1,040,322
                                                  -----------    -----------   -----------      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions      2,269,047      1,470,454                      3,739,501
  Net change in unrealized appreciation
    of investments                                    553,549        694,626                      1,248,175
                                                  -----------    -----------   -----------      -----------
     Net realized and unrealized gain
       on investments                               2,822,596      2,165,080             0        4,987,676
                                                  -----------    -----------   -----------      -----------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                         $ 3,539,079      2,517,384       (28,465)       6,027,998
                                                  ===========    ===========   ===========      ===========

----------
(1) Unamortized Organization Costs of the Acquired Fund to be liquidated on effective date of the respective Reorganization.
(2) (Accumulated) Undistributed Net Investment Income and Gain to be distributed and assumed to be reinvested in additional Fund shares.
(3)  Assumed expense reductions during the period reflecting Combined Funds.
(4)  Assumed expense subsidy not needed during period reflecting Combined Funds.

                                     PART C
                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     Each officer and director of O'Shaughnessy Funds shall be indemnified by O'Shaughnessy Funds to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to O'Shaughnessy Funds or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by O'Shaughnessy Funds to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each officer and director of O'Shaughnessy Funds claiming indemnification within the scope of this Article V shall be entitled to advances from O'Shaughnessy Funds for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to O'Shaughnessy Funds a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by O'Shaughnessy Funds has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to O'Shaughnessy Funds for his undertaking; (b) O'Shaughnessy Funds is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to O'Shaughnessy Funds at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification. O'Shaughnessy Funds may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of O'Shaughnessy Funds. O'Shaughnessy Funds, however, may not purchase insurance on behalf of any officer or director of O'Shaughnessy Funds that protects or purports to protect such person from liability to O'Shaughnessy Funds or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. O'Shaughnessy Funds may indemnify, make advances or purchase insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of O'Shaughnessy Funds. The Registrant has purchased an insurance policy insuring its officers and Directors against liabilities, and certain costs of defending claims against such officers and Directors, to the extent such officers and Directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. Article IV of the Management Agreement between the Registrant and O'Shaughnessy Capital Management limits the liability of O'Shaughnessy Capital Management to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations. In Section 6(b) of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Securities Act"), against certain types of civil liabilities arising in connection with this Registration Statement or the Proxy Statement andProspectus and Statement of Additional Information. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

Exhibit No.

     1.  (a)  Articles of Incorporation of the Registrant (1)
         (b)  Articles of Amendment, dated July 2, 1996 (1)
     2.       Amended and Restated By-laws of the Registrant (2)
     3.       Not applicable
     4.       Form of Agreement and Plan of  Reorganization  (filed  herewith as
              Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement)
     5.       Instrument  defining  rights  of  shareholders   (incorporated  by
              reference to Exhibits 1(a), 1(b) and 2 above)
     6. Management Agreement between the Registrant and O'Shaughnessy Capital Management, Inc. (2)
     7. Distribution Agreement between the Registrant and First Fund Distributors, Inc. (2)
     8.       Not applicable
     9.       Custody Agreement between the Registrant and Firstar Trust Company
              (2)
     10.      Not applicable
     11. Opinion and consent of Swidler Berlin Shereff Friedman, LLP, counsel to the Registrant (3)
     12. Opinion and consent of Swidler Berlin Shereff Friedman, LLP, counsel to the Registrant, regarding certain tax matters (3)
     13. (a) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Firstar Trust Company (2)
         (b) Administration Agreement between the Registrant and Investment Company Administration, LLC (2)
         (c) Fund Accounting Agreement between the Registrant and Firstar Trust Company (2)
     14.      Consent of McGladrey & Pullen, LLP
     15.      Not applicable
     16. Power of Attorney (included on the signature page of this Registration Statement)

     17  (a)  Prospectus   dated    November   30,  1998  of  the  O'Shaughnessy
              Cornerstone  Value Fund and the O'Shaughnessy  Cornerstone  Growth
              Fund
         (b)  Prospectus  dated November 30, 1998 of the  O'Shaughnessy  Dogs of the Market(TM)Fund
         (c)  Prospectus dated November 30, 1998 of the O'Shaughnessy Aggressive
              Growth Fund
         (d)  Combined  Statement of Additional  Information  dated November 30,
              1998 of the Funds
         (e)  Combined  Semi-Annual  Report to Shareholders of the O'Shaughnessy
              Cornerstone  Value Fund and the O'Shaughnessy  Cornerstone  Growth
              Fund for the six-month period ended March 31, 1999.
         (f)  Form of Proxy for the O'Shaughnessy Dogs of the Market(TM) Fund.
         (g)  Form of Proxy for the O'Shaughnessy Aggressive Growth Fund.
         (h)  President's Letter.

----------
(1) Previously filed with Registration Statement on Form N-1A (File No. 333-7595) on July 3, 1996, and incorporated herein by this reference.

(2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-7595) on October 9, 1996, and incorporated herein by this reference.

(3)  To be filed by amendment.

ITEM 17. UNDERTAKINGS.

     (a) The undersigned Registrant agrees to prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Greenwich, and State of Connecticut, on the 15th day of November, 1999.


                                        O'SHAUGHNESSY FUNDS, INC.
                                        (Registrant)

                                        By: /s/ James P. O'Shaughnessy
                                            ------------------------------------
                                            James P. O'Shaughnessy,
                                            President

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned whose signature appears below hereby constitutes and appoints James P. O'Shaughnessy, Christopher Loveless and Daniel Kraninger and each of them (with full power of each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and on his behalf, and in his name, place and stead, in any all capacities to execute and sign any and all amendments or post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and the Registrant hereby confers like authority on its behalf.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURES                        TITLE                       DATE
       ----------                        -----                       ----

/s/ James P. O'Shaugnessy      President (Chief Executive      November 15, 1999
-------------------------      Officer)
James P. O'Shaughnessy


/s/ James P. O'Shaugnesssy     Treasurer (Chief Financial      November 15, 1999
-------------------------      and Accounting Officer)
James P. O'Shaughnessy


/s/ C. Flemming Heilmann       Director                        November 15, 1999
-------------------------
C. Flemming Heilmann


/s/ Joseph John Mcaleer        Director                        November 15, 1999
-------------------------
Joseph John McAleer


/s/ Robert E. Ix               Director                        November 15, 1999
-------------------------
Robert E. Ix

                                  EXHIBIT INDEX

    EXHIBIT NO.
    -----------

      14     -- Consent of McGladrey & Pullen, LLP
      17 (a) -- Prospectus dated November 30, 1998 of the O'Shaughnessy
                Cornerstone Value Fund and the O'Shaughnessy Cornerstone Growth Fund
         (b) -- Prospectus dated November 30, 1998 of the O'Shaughnessy Dogs of the Market(TM) Fund
         (c) -- Prospectus dated November 30, 1998 of the O'Shaughnessy Aggressive Growth Fund
         (d) -- Combined Statement of Additional Information dated November 30, 1998 of the Funds
         (e) -- Combined Semi-Annual Report to Shareholders of the O'Shaughnessy Cornerstone Value Fund and the O'Shaughnessy Cornerstone Growth Fund for the six-month period ended March 31, 1999
         (f) -- Form of Proxy for the O'Shaughnessy Dogs of the Market(TM) Fund.
         (g) -- Form of Proxy for the O'Shaughnessy Aggressive Growth Fund.
         (h) -- President's letter.